UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Stanley Black & Decker, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

STANLEY BLACK & DECKER, INC.

March 8, 2017

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Stanley Black & Decker, Inc. (“Stanley Black & Decker” or the “Company”) to be held at 9:30 a.m. on April 20, 2017, at the John F. Lundgren Center for Learning and Development, 1000 Stanley Drive, New Britain, Connecticut 06053 (see directions at the end of this document).

This document includes the Notice of Annual Meeting of Shareholders and the Proxy Statement. The Proxy Statement describes the business to be conducted at the Annual Meeting and provides other important information about the Company that you should be aware of when you vote your shares.

The Board appreciates and encourages your participation. Whether or not you plan to attend the meeting, it is important that your shares be represented. PLEASE REGISTER YOUR VOTE BY TELEPHONE OR ON THE INTERNET, OR RETURN A PROPERLY COMPLETED PROXY CARD, AT YOUR EARLIEST CONVENIENCE.

Very truly yours,

James M. Loree President and Chief Executive Officer

2017 Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Annual Meeting of Shareholders

Time and Date:	9:30 a.m., April 20, 2017

Place:	John F. Lundgren Center for Learning and Development
1000 Stanley Drive
New Britain, Connecticut 06053

Record Date:	February 17, 2017

Voting:	Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

Meeting Agenda

●	Election of directors
●	Approve 2017 Management Incentive Compensation Plan
●	Approve compensation of named executive officers on an advisory basis
●	Recommend, on an advisory basis, the frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation
●	Approve selection of Ernst & Young LLP as the registered independent public accounting firm for fiscal 2017
●	Transact other business that may properly come before the meeting

Voting Matters and Vote Recommendation

Proposal No.	Matter	Board Vote Recommendation	Page Reference (for more detail)
1	Election of Directors	FOR EACH NOMINEE	1
2	Approve 2017 Management Incentive Compensation Plan	FOR	51
3	Approve Compensation of Named Executive Officers on an Advisory Basis	FOR	54
4	Advisory vote regarding frequency of future advisory votes on named executive officer compensation	EVERY YEAR	56
5	Approve Ernst & Young LLP as the Registered Independent Public Accounting Firm for Fiscal 2017	FOR	57

(i)

Board Nominees

The following table provides summary information about each director nominee (please see “Item 1—Election of Directors” for more information). Because the election of directors at the 2017 Annual Meeting is uncontested, the Company’s majority voting policy, which implements Section 33-809 of the Connecticut Business Corporation Act, will apply. Under that policy, if a nominee in an uncontested election receives more votes “against” than “for” election, the term of that director will end on the earlier of (1) ninety (90) days from the date on which the voting results are determined or (2) the date on which the Board selects an individual to fill the office held by such director; provided that the Board (excluding such nominee) may select any qualified individual to fill the office held by a director who receives more votes “against” than “for” election (please see “Voting Information, Vote required for approval” for more information). Each director nominee is currently serving as a director and attended at least 75% of all regularly scheduled and special meetings of the Board and the committees on which he or she served during the director nominee’s tenure.

				Committee Memberships
Name	Age	Director Since	Occupation	Exec.	Audit	Corporate Governance	Finance & Pension	Comp. & Org.
Andrea J. Ayers	53	2014	President and
			Chief Executive Officer,
			Convergys Corporation
George W. Buckley,	70	2010	Retired Executive Chairman,	C
Chairman			3M Company
Patrick D. Campbell	64	2008	Retired Senior Vice President
			and Chief Financial Officer,					C
			3M Company
Carlos M. Cardoso	59	2007	Principal of CMPC
			Advisors LLC
Robert B. Coutts	67	2007	Retired Executive Vice
			President, Electronic Systems,			C
			Lockheed Martin Corporation
Debra A. Crew	46	2013	President
			and Chief Executive Officer,
			Reynolds American Inc.
Michael D. Hankin	59	2016	President
			and Chief Executive Officer,
			Brown Advisory Incorporated
James M. Loree	58	2016	President
			and Chief Executive Officer,
			Stanley Black & Decker, Inc.
Marianne M. Parrs	72	2008	Retired Executive
			Vice President and		C
			Chief Financial Officer,
			International Paper Company
Robert L. Ryan	73	2010	Retired Senior Vice President
			and Chief Financial Officer,				C
			Medtronic, Inc.

Committee composition is as of the date of this Proxy Statement. Committee memberships are indicated in yellow, with Committee Chairs indicated by a C. All directors, other than Mr. Loree, are independent.

(ii)

Corporate Governance Highlights

The Corporate Governance Committee and the Board of Directors review the Board of Directors Governance Guidelines for possible revision at least once each year, and otherwise consider whether the Company’s policies and procedures should be modified to reflect best practices. The Company’s governance practices include the following best practices:

●	Annual election of directors.
●	Majority vote policy applies in uncontested director elections.
●	Independent directors meet in executive session at every board meeting.
●	Policy against hedging and discouraging pledging applicable to all directors and executive officers.
●	Recoupment policy relating to unearned compensation of executive officers.
●	No shareholder rights (“poison pill”) plan.
●	Robust stock ownership guidelines for directors and executive officers.
●	Annual shareholder ratification of independent auditors.

Stanley Black & Decker 2017 Management Incentive Compensation Plan

The Board has approved, and recommends the Company’s shareholders approve, a new Management Incentive Compensation Plan to replace the Company’s existing 2012 Management Incentive Compensation Plan. The Company is seeking shareholder approval of the new Plan in order to qualify for the performance-based exclusion from the deduction limitations under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) for bonus compensation payable under the Plan. Pursuant to Section 162(m), shareholder approval must be obtained every five years in order for compensation to qualify as performance-based compensation. The new plan is based on, and is substantially identical to, the 2012 Plan.

Please see “Item 2—Approve 2017 Management Incentive Compensation Plan” for more information.

Executive Compensation Advisory Vote

The Board recommends shareholders vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers as described in this Proxy Statement for the reasons discussed in this Proxy Statement, including:

●

We follow a pay for performance philosophy, pursuant to which our employees are incentivized to achieve or exceed objective financial goals established for the Company and deliver superior returns to our shareholders.

●

Our 2016 compensation program reflects this philosophy as weighted payouts across all measures of 85.4-196.1% of target under the Company’s 2016 Management Incentive Compensation program reflect the Company’s strong performance on corporate goals, which exceeded maximum targets on two of three goals and approached maximum for the third, as well as performance of specific business units.

●

Our long-term performance targets are aggressive and our pay for performance structure is working, as evidenced by the fact that two of our last five long-term incentive programs have paid out below target and none have paid out at maximum.

●

Our pay for performance alignment is strong, with pay opportunity targeted at the market median and realizable pay over the most recent available three-year period for the Chief Executive Officer showing strong alignment with our TSR performance.

●

In each of the last three years, we received strong shareholder support for our named executive officer compensation (94.7% of votes cast in 2016, 94.1% of votes cast in 2015 and 93.4% of votes cast in 2014).

●

Our compensation programs follow executive compensation best practices such as: no tax gross-ups on severance arrangements or perquisites, a policy prohibiting hedging and discouraging pledging of Company stock, and a holding period requirement on executive stock ownership.

●

Consistent with the above, new Change in Control Severance agreements executed with Messrs. Lundgren and Loree in connection with Mr. Lundgren’s retirement and Mr. Loree’s promotion to CEO do not include tax gross-up provisions.

Please see “Item 3—Advisory Vote to Approve Compensation of Named Executive Officers” for more information.

(iii)

Frequency of advisory votes on executive officer compensation

As required pursuant to Section 14A of the Securities Exchange Act, shareholders are asked to vote on a non-binding basis on the frequency with which the Company should conduct any required shareholder advisory vote on named executive officer compensation (“Say When on Pay”).

Based on input from our shareholders, the preference evident from voting results at other companies similar in size to ours, and practical commentary that has become widely available with respect to the Say When on Pay vote since its implementation, the Board of Directors recommends that the Say on Pay vote continue to be held every year.

Please see “Item 4—Advisory Vote Regarding Frequency of Future Advisory Votes on Named Executive Officer Compensation” for more information.

Auditors

We ask that the shareholders approve the selection of Ernst & Young LLP as our registered independent public accounting firm for fiscal year 2017. Please see “Item 5—Approval of Registered Independent Public Accounting Firm” for more information, including the amount of fees for services provided in 2015 and 2016.

2018 Annual Meeting

●	Shareholder proposals submitted for inclusion in our 2018 Proxy Statement pursuant to Rule 14a-8 of the Exchange Act must be received by us no later than November 8, 2017.
●

Notice of shareholder proposals for the 2018 Annual Meeting of Shareholders, submitted other than pursuant to Rule 14a-8, must be delivered to us no earlier than November 8, 2017 and no later than December 8, 2017.

Please see “Shareholder Proposals for the 2018 Annual Meeting” for more information.

(iv)

STANLEY BLACK & DECKER, INC.
1000 Stanley Drive
New Britain, Connecticut 06053
Telephone: 860-225-5111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 8, 2017

To the Shareholders:

The Annual Meeting of Shareholders of Stanley Black & Decker, Inc. will be held at the John F. Lundgren Center for Learning and Development, 1000 Stanley Drive, New Britain, Connecticut 06053 on April 20, 2017, at 9:30 a.m. for the following purposes:

(1)	To elect the Board of Directors of Stanley Black & Decker, Inc.;

(2)	To approve the Company’s 2017 Management Incentive Compensation Plan;

(3)	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

(4)	To recommend, on an advisory basis, the frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation;

(5)	To approve the selection of Ernst & Young LLP as the Company’s registered independent public accounting firm for the 2017 fiscal year; and

(6)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on February 17, 2017 are entitled to vote at the meeting and any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on April 20, 2017: This Proxy Statement, together with the Form of Proxy and our Annual Report, are available free of charge by clicking on “SEC Filings” under the Investor section of the Company’s website (www.stanleyblackanddecker.com).

Bruce H. Beatt Secretary

STANLEY BLACK & DECKER, INC.
1000 Stanley Drive
New Britain, Connecticut 06053
Telephone: 860-225-5111

PROXY STATEMENT FOR THE APRIL 20, 2017 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Stanley Black & Decker, Inc. (the “Company”), a Connecticut corporation, to be voted at the 2017 Annual Meeting of Shareholders, and any adjournment or postponement thereof (the “Annual Meeting”), to be held on the date, at the time and place, and for the purposes set forth in the foregoing Notice. No business may be transacted at the Annual Meeting other than the business specified in the Notice of the Annual Meeting, business properly brought before the Annual Meeting at the direction of the Board of Directors, and business properly brought before the Annual Meeting by a shareholder who has given notice to the Company’s Secretary that was received after November 9, 2016 and no later than December 9, 2016. The Company has received no such notice. Management does not know of any matters to be presented at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other business is properly presented at the Annual Meeting, the proxy holders named in the accompanying proxy will vote the proxy in accordance with their best judgment.

This Proxy Statement, the accompanying Notice of the Annual Meeting and the enclosed proxy card are first being mailed to shareholders on or about March 8, 2017.

ITEM 1—ELECTION OF DIRECTORS

At the 2017 Annual Meeting, the shareholders will be asked to elect all of the nominees set forth below to the Board of Directors. Each director, if elected, will serve until the 2018 Annual Meeting and until the particular director’s successor has been elected and qualified.

The Board of Directors recommends a vote FOR the nominees. If for any reason any nominee should not be a candidate for election at the time of the meeting, the proxies may be voted, at the discretion of those named as proxies, for a substitute nominee.

Information Concerning Nominees for Election as Directors

ANDREA J. AYERS, President and Chief Executive Officer of Convergys Corporation, has been a director of the Company since December 2014.

Ms. Ayers has served as President and Chief Executive Officer of Convergys Corporation since November 2012, and a director of Convergys since October 2012. From 2008 – 2012, Ms. Ayers served as President of Convergys Customer Management Group, Inc., and from 2010 – 2012 Ms. Ayers also served as Chief Operating Officer of Convergys Customer Management Group Inc.

Ms. Ayers is 53 years old and is a member of the Compensation and Organization Committee and the Finance and Pension Committee.

Ms. Ayers had a significant role in the transformation of Convergys from a company with three business lines to a customer management solutions company with approximately 125,000 employees worldwide. She has expertise in multi-channel customer experience, customer management analytics and technology. Ms. Ayers’ experience and expertise provide a valuable resource to the Board and management.

GEORGE W. BUCKLEY, retired, was elected Chairman of the Board effective January 1, 2017 and has been a director of the Company since March 2010. From April 2015 through December 2016, he served as Lead Independent Director of the Board.

Mr. Buckley served as Chairman, President and Chief Executive Officer of 3M Company from December 2005 until May 2012. From 1993 to 1997, Mr. Buckley served as the chief technology officer for the Motors, Drives, and Appliance Component Division of Emerson Electric Company. Later, he served as President of its U.S. Electric Motors Division. In 1997, he joined the Brunswick Corporation as a Vice President, became Senior Vice President in 1999, and became Executive Vice President in 2000. Mr. Buckley was elected President and Chief Operating Officer of Brunswick in April 2000 and Chairman and Chief Executive Officer in June 2000. As noted above, he was elected Chairman, President and Chief Executive Officer of 3M Company in December 2005. Mr. Buckley serves as Chairman of Smiths Group plc, a director of Hitachi Ltd. and a director of PepsiCo, Inc. Within the past five years Mr. Buckley has served on the board of 3M Company.

Mr. Buckley, who is 70, is Chair of the Executive Committee and a member of the Audit Committee and the Compensation and Organization Committee.

As the former Chairman, President and Chief Executive Officer of 3M Company, Mr. Buckley provides the Board with the expertise and knowledge of managing a large, multi-national corporation. This knowledge, combined with his prior experience as the Chief Executive Officer of Brunswick Corporation, provides a valuable resource to the Board and management.

PATRICK D. CAMPBELL, retired, Senior Vice President and Chief Financial Officer of 3M Company, has been a director of the Company since October 2008.

Mr. Campbell served as Senior Vice President and Chief Financial Officer of 3M Company from 2002 to 2011. Prior to his tenure with 3M, Mr. Campbell had been Vice President of International and Europe for General Motors Corporation where he served in various finance related positions during his 25-year career with that company. Mr. Campbell is currently a director of SPX Flow, Inc. and of Herc Holdings, Inc.; within the past five years he has served as a director of SPX Corporation and of Solera, Inc.

Mr. Campbell is 64 years old and is Chair of the Compensation and Organization Committee and a member of the Audit Committee and the Executive Committee.

As the former Senior Vice President and Chief Financial Officer of 3M Company, Mr. Campbell has expert knowledge in finance. Before he joined 3M Company, Mr. Campbell worked at General Motors in various capacities, including the role of Chief Financial Officer and Vice President of General Motors International Operations, based in Switzerland, for five years. This experience gives Mr. Campbell a perspective that he is able to use to help the Board understand the issues management confronts on a daily basis and to serve as a resource for management.

CARLOS M. CARDOSO, Principal of CMPC Advisors LLC., has been a director of the Company since October 2007.

Mr. Cardoso joined CMPC Advisors LLC in January 2015. Prior to that, he served as Chairman of Kennametal, Inc. from January 2008 until December 2014 and as President and Chief Executive Officer of Kennametal from January 2006 until December 2014. Mr. Cardoso joined Kennametal in 2003 and served as Vice President, Metalworking Solutions and Services Group and then as Executive Vice President and Chief Operating Officer before he became President and Chief Executive Officer. Prior to his tenure with Kennametal, Mr. Cardoso was President of the Pump Division of Flowserve Corporation from 2001 to 2003. Mr. Cardoso also serves as a director of Hubbell Incorporated.

Mr. Cardoso is 59 years old and is a member of the Corporate Governance Committee and the Compensation and Organization Committee.

As Chairman of the Board, President and Chief Executive Officer of Kennametal, Inc., Mr. Cardoso faced the challenge of managing a complex company on a daily basis. This experience, combined with the skills Mr. Cardoso acquired in his leadership roles at Kennametal, Inc. and Flowserve Corporation, make him a valuable resource for the Board and management.

ROBERT B. COUTTS, retired, Executive Vice President, Electronic Systems of Lockheed Martin Corporation, has been a director of the Company since July 2007.

Mr. Coutts served as an Executive Vice President of Lockheed Martin Corporation from 1999 through 2007, first as Executive Vice President, Systems Integration from 1999-2003, and then as Executive Vice President, Electronic Systems from 2003-2007. While at Lockheed Martin, Mr. Coutts also served as Chairman of Sandia National Laboratories. Prior to his tenure with Lockheed Martin, Mr. Coutts held senior management positions over a 20-year period with the General Electric Company. In addition, he is a director of Hovnanian Enterprises, Inc., and of Siemens Government Technologies, Inc. Within the past five years, Mr. Coutts has served on the board of Pall Corporation.

Mr. Coutts is 67 years old and is Chair of the Corporate Governance Committee and a member of the Compensation and Organization Committee and the Executive Committee.

Mr. Coutts’ long experience in senior management of Lockheed Martin and General Electric Company has led him to develop expertise in manufacturing, program management, supply chain management, technology and government contracting that is of value to the Board as the Company continues to improve its global manufacturing operations and sourcing.

DEBRA A. CREW, President and Chief Executive Officer, Reynolds American Inc., has been a director of the Company since December 2013.

Ms. Crew assumed the position of President and Chief Executive Officer of Reynolds American Inc. effective January 1, 2017; she became a director of Reynolds American at the same time. Prior to that, she served as President and Chief Commercial Officer of R. J. Reynolds Tobacco Co. from October 1, 2014 to October 1, 2015 and as President and Chief Operating Officer of the company effective October 1, 2015 to December 31, 2016. Before joining R.J. Reynolds Tobacco, Ms. Crew served as President and General Manager, Pepsico North America Nutrition from August 2014 to September 2014, as President, Pepsico Americas Beverages from August 2012 through August 2014 and as President, Western European Region of PepsiCo Europe from April 2010 through August 2012. Prior to her tenure with PepsiCo, Ms. Crew held positions of increasing responsibility at Kraft Foods, Nestlé S.A. and Mars, Inc. from 1997 to 2004. From 1993 to 1997, Ms. Crew served as a captain in the US Army, in military intelligence.

Ms. Crew is 46 years old and is a member of the Corporate Governance Committee and the Finance and Pension Committee.

Ms. Crew brings to the Board an impressive record of success with leading global consumer products companies as well as a broad range of experience in marketing, operations and strategy. Ms. Crew’s global perspective, combined with proven commercial capabilities and exposure to world-class innovation planning processes, provides tremendous value to the Company’s pursuit of profitable growth.

MICHAEL D. HANKIN, President and Chief Executive Officer, Brown Advisory Incorporated, has been a director of the Company since April 2016.

Mr. Hankin has served as Chief Executive Officer of Brown Advisory since 1998, when the firm was purchased from Alex. Brown & Sons by a group of employees. From 1993 to 1998, Mr. Hankin served as Executive Vice President and Chief Operating Officer of Alex. Brown Investment Advisory & Trust Company, a subsidiary of Alex. Brown Incorporated, where he helped create the business that became Brown Advisory. Prior to that, Mr. Hankin was a partner at Piper & Marbury (now DLA Piper), where he specialized in business and tax law. Mr. Hankin is a director of Brown Advisory Funds and of Brown Advisory Funds plc.

During Mr. Hankin’s tenure as Chief Executive Officer of Brown Advisory, the firm has grown from a company with approximately $1.5 billion assets under management to a company with over $50 billion assets under management and has expanded its operations throughout the United States and in Europe, Brazil and Asia.

Mr. Hankin is 59 years old, and is a member of the Audit Committee and the Finance and Pension Committee.

Mr. Hankin’s experience building and running a successful, complex and increasingly global company, his familiarity with financial and investment planning and analysis and his understanding of capital structure and valuation issues make him a valuable resource for the Board and management.

JAMES M. LOREE, President and Chief Executive Officer of the Company, has been a director of the Company since July 2016.

Mr. Loree joined the Company in July 1999 as Vice President, Finance and Chief Financial Officer. He was named Executive Vice President and Chief Financial Officer in September 2002, Executive Vice President and Chief Operating Officer in January 2009, President and Chief Operating Officer in January 2013, and President and Chief Executive Officer of the Company in July 2016. Before he joined the Company, Mr. Loree held positions of increasing responsibility in financial and operating management in industrial businesses, corporate and financial services at General Electric from 1980 to 1999. Within the past five years, Mr. Loree has served on the board of Harsco Corporation and as Chair of Harsco’s Audit Committee.

Mr. Loree is 58 years old.

As the Chief Executive Officer of the Company, Mr. Loree provides the Board with knowledge of the daily workings of the Company and also with the essential experience and expertise that can be provided only by a person who is intimately involved in running the Company. Mr. Loree’s service on the Board and as Chief Executive Officer of the Company provides seamless continuity of leadership for the Board and management.

MARIANNE M. PARRS, retired, Executive Vice President and Chief Financial Officer at International Paper Company, has been a director of the Company since April 2008.

Ms. Parrs held a number of executive and management positions at International Paper Company beginning in 1974, including Executive Vice President with responsibility for Information Technology, Global Sourcing, Global Supply Chain-Delivery from 1999 to 2005, and Executive Vice President and Chief Financial Officer from November 2005 until the end of 2007. Ms. Parrs also serves on the boards of CIT Group Inc.; Signet Jewelers Limited; the RISE Foundation in Memphis, Tennessee; New Memphis Institute in Memphis, Tennessee; and the United Way of the Mid-South.

Ms. Parrs is 72 years old and is Chair of the Audit Committee and a member of the Compensation and Organization Committee and the Executive Committee.

As the former Executive Vice President and Chief Financial Officer of International Paper Company, Ms. Parrs brings expert knowledge in finance to the Board. Ms. Parrs also brings experience in supply chain management and communication matters through an earlier role at International Paper Company. This experience makes Ms. Parrs a valuable resource for the Board and management.

ROBERT L. RYAN, retired, Senior Vice President and Chief Financial Officer, Medtronic Inc., has been a director of the Company since March 2010.

Mr. Ryan was a management consultant for McKinsey and Company and a Vice President for Citicorp. He joined Union Texas Petroleum Corporation as Treasurer in 1982, became Controller in 1983, and was promoted to Senior Vice President and Chief Financial Officer in 1984. In April 1993, Mr. Ryan was named the Senior Vice President and Chief Financial Officer of Medtronic, Inc. He retired from Medtronic in 2005. Mr. Ryan also serves as a director of General Mills, Inc., is a trustee of Cornell University, and within the past five years has served on the boards of Citigroup Inc., UnitedHealth Group, Inc. and The Hewlett-Packard Company.

Mr. Ryan, who is 73, is Chair of the Finance and Pension Committee and a member of the Corporate Governance Committee and of the Executive Committee.

As the former Chief Financial Officer of Union Texas Petroleum Corporation and Medtronic, Inc., Mr. Ryan has extensive experience in finance matters and is a financial expert. Mr. Ryan also has served on a number of boards of public companies, and the experience gained by serving on those boards makes him a valuable resource for the Board and management.

Board of Directors

Qualifications of Directors and Nominees. The Company carefully considered the qualifications, skills and experience of each nominee when concluding that the nominee should serve on the Board. With respect to each individual nominee, the Company believes that the nominee is appropriate to serve on the Board due to the qualifications and experience described above. The Company believes that each of the incumbent directors should be reelected, as their qualifications, skills and experience continue to be of value to the Company.

Board Leadership Structure. Effective January 1, 2017, the Company separated the offices of Chairman and Chief Executive Officer, with a non-management Director serving as Chairman. Under the terms of the Company’s Bylaws and Corporate Governance Guidelines, the Chairman presides at all meetings of the Board at which he is present and, jointly with the Chief Executive Officer, establishes a schedule of agenda subjects to be discussed during the year at the beginning of each year and the agenda for each Board meeting. If the Chairman is not present, the Directors present will designate a person to preside.

Risk Oversight. As required by our Corporate Governance Guidelines, during the orientation process for new directors, each director receives a presentation from the Company’s senior management that details the Company’s risk management policies and procedures. Our Audit Committee routinely discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. In addition, the full Board reviews the Company’s risk management program and its adequacy to safeguard the Company against extraordinary liabilities or losses on at least an annual basis. The Board is committed to having individuals experienced in risk management on the Audit Committee, as well as on the full Board.

Meetings. The Board of Directors met nine times during 2016. The Board’s standing committees met the number of times shown in parentheses: Executive (0), Audit (4), Corporate Governance (4), Finance and Pension (3), and Compensation and Organization (4). The members of the Board serve on the committees described in their biographical material on pages 2-5. In 2016, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board of Directors on which such director served that have been held since the director became a member of the Board or the applicable committees. Although the Company has no formal policy regarding attendance by members of the Board of Directors at the Company’s Annual Meetings, all of the members of the Board of Directors attended the 2016 Annual Meeting.

Director Independence. The Board of Directors has adopted Director Independence Standards which are available free of charge on the “Corporate Governance” section of the Company’s website (which appears under the “Investors” heading) at www.stanleyblackanddecker.com. The Board of Directors has made the determination that all director nominees standing for election, except Mr. Loree, are independent according to the Director Independence Standards, the applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards. It is the policy of the Board of Directors that every member of the Audit, Corporate Governance and Compensation and Organization Committees should be an independent director. The charters of each of these committees and the Board of Directors Corporate Governance Guidelines are available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com or upon written request to Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations. Changes to any committee charter, the Director Independence Standards or the Corporate Governance Guidelines will be reflected on the Company’s website.

Executive Committee. The Executive Committee exercises all the powers of the Board of Directors during intervals between meetings of the Board; however, the Executive Committee does not have the power to declare dividends or to take actions reserved by law to the Board of Directors. The Executive Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

Audit Committee. The Audit Committee has sole authority to appoint or replace the Company’s independent auditing firm and is directly responsible for the compensation and oversight of the work of the Company’s independent auditing firm for the purpose of preparing or issuing an audit report or related work. The Audit Committee nominates the Company’s independent auditing firm, reviews the scope of the audit, approves in advance audit and non-audit services, and reviews with the independent auditors and the Company’s internal auditors their activities and recommendations, including their recommendations regarding internal controls and critical accounting policies. The Audit Committee also is involved in the selection of the lead partner on the Company’s account with its independent auditing firm, whose policies are in accordance with SEC rules requiring that the lead partner be replaced at least once every five years. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the Company’s independent auditing firm. The Audit Committee meets with the independent auditors, the internal auditors, and management, each of whom has direct and open access to the Audit Committee. The Board of Directors has made the determination that all of the members of the Audit Committee are independent according to the Director Independence Standards, the applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards. The Audit Committee has issued a standing invitation to all members of the Board of Directors to attend Audit Committee meetings. The Board of Directors has determined that Anthony Luiso, Patrick D. Campbell, Michael D. Hankin and Marianne M. Parrs meet the requirements for being an Audit Committee Financial Expert as that term is defined in Item 407(d)(5) of Regulation S-K and that all members are financially literate under the current New York Stock Exchange listing standards. The Audit Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

Corporate Governance Committee. The Corporate Governance Committee makes recommendations to the Board of Directors as to Board membership and considers names submitted to it in writing by shareholders as well as recommendations from third party search firms, current directors, Company officers, employees and others. The Corporate Governance Committee recommends directors for Board committee membership and committee chairs, and recommends director compensation. The procedures and processes followed by the Corporate Governance Committee in connection with the consideration and determination of director compensation are described below under the heading “Director Compensation.” The Corporate Governance Committee has taken the lead in articulating the Company’s corporate governance guidelines and establishing a procedure for evaluating Board performance. The Corporate Governance Committee also approves policy guidelines on charitable contributions. The Company’s Bylaws require that every director be a shareholder of the Company. While the Corporate Governance Committee does not have specific minimum qualifications for potential directors, all director candidates, including those recommended by shareholders, are evaluated on the same basis. In evaluating candidates, including existing Board members, the Corporate Governance Committee considers an individual candidate’s personal and professional responsibilities and experiences, the then-current composition of the Board, and the challenges and needs of the Company in an effort to ensure that the Board, at any time, is comprised of a diverse group of members who, individually and collectively, best serve the needs of the Company and its stockholders. In general, and in giving due consideration to the composition of the Board at the time a candidate is being considered, the desired attributes of individual directors are: integrity and demonstrated high ethical standards; experience with business administration processes and principles; the ability to express opinions, raise difficult questions, and make informed, independent judgments; knowledge, experience, and skills in at least one specialty area (such as accounting or finance, corporate management, marketing, manufacturing, technology, information systems, international business, or legal or governmental affairs); the ability to devote sufficient time to prepare for and attend Board meetings; willingness and ability to work with other members of the Board in an open and constructive manner; the ability to communicate clearly and persuasively; and diversity with respect to other characteristics, which may include, at any time, gender, ethnic background, geographic origin, or personal, educational and professional experience.

The Board of Directors has made the determination that all of the members of the Corporate Governance Committee are independent according to the Director Independence Standards, applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards. The Corporate Governance Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website, www.stanleyblackanddecker.com.

Shareholders who wish to submit names to be considered by the Corporate Governance Committee for nomination for election to the Board of Directors should, as set forth in the Company’s Bylaws, send written notice to the Secretary of the Company to be received at its principal executive offices at least 90 days but no more than 120 days prior to the anniversary of the date on which the Proxy Statement was first mailed relating to the immediately preceding Annual Meeting, which notice should set forth (i) the name and record address of the shareholder of record making such nomination and any other person on whose behalf the nomination is being made, and of the person or persons to be nominated, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such shareholder or such other person, (iii) a description of all arrangements or understandings between such shareholder and any such other person or persons or any nominee or nominees in connection with the nomination by such shareholder, (iv) such other information regarding each nominee proposed by such shareholder as would be required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required to be disclosed, pursuant to the rules of the Securities and Exchange Commission had the nominee been nominated or intended to be nominated by the Board of Directors, and shall include a consent signed by each such nominee to be named in the Proxy Statement for the Annual Meeting as a nominee and to serve as a director of the Company if so elected, and (v) a representation that such shareholder intends to appear in person or by proxy at the Annual Meeting to make such nomination.

Compensation and Organization Committee. The Compensation and Organization Committee (the “Compensation Committee”), with the assistance of its compensation consultant and other advisors, periodically conducts on-going evaluations of existing executive compensation programs and administers the Company’s executive compensation plans. The Compensation Committee met four times during 2016 and met in executive session at the end of each of those meetings to review different aspects of the Company’s executive compensation programs. No management employees participated in executive sessions relating to compensation arrangements for our Chief Executive Officer. The procedures and process followed by the Compensation Committee in connection with the consideration and determination of executive compensation are described below under the heading “Executive Compensation.” The Board of Directors has made the determination that all of the members of the Compensation Committee are independent according to the Director Independence Standards, applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards. The Compensation Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website, www.stanleyblackanddecker.com. The following persons served as members of the Compensation Committee during 2016: Andrea J. Ayers, George W. Buckley, Patrick D. Campbell (Chair), Carlos M. Cardoso, Robert B. Coutts and Marianne M. Parrs.

The Compensation Committee has retained Pay Governance, LLC as an independent compensation consultant to advise the Compensation Committee. Representatives of Pay Governance were present at all of the meetings of the Compensation Committee in 2016. The Compensation Committee reviewed its relationship with Pay Governance, considered Pay Governance’s independence, including whether there exist any potential conflicts of interest, and determined that the engagement of Pay Governance did not raise any conflict of interest or other concerns that would adversely impact Pay Governance’s independence. In reaching this conclusion the Compensation Committee considered various factors, including the six factors set forth in the NYSE listing standards regarding compensation advisor conflicts of interest and independence.

Finance and Pension Committee. The Finance and Pension Committee advises in major areas concerning the finances of the Company and oversees the Company’s administration of its qualified and non-qualified defined contribution and defined benefit retirement plans. The Board of Directors has made the determination that all of the members of the Finance and Pension Committee are independent according to the Director Independence Standards, applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards.

Director Compensation

The Corporate Governance Committee is responsible for recommending compensation programs for our non-employee directors to our Board of Directors. Accordingly, the Chairman of the Corporate Governance Committee annually collects market data regarding director compensation and reviews that data with the Corporate Governance Committee. The Corporate Governance Committee then considers whether, in light of that data, any changes in the amount or manner in which the Company compensates its independent directors is appropriate, and provides its recommendation to the full Board. The Company’s executive officers do not determine or recommend the amount or form of director compensation and the Corporate Governance Committee has not delegated its responsibility to recommend director compensation.

The compensation paid by the Company to its directors who are not employees of the Company or any of its subsidiaries consists of (i) an annual retainer of $125,000; (ii) a grant of Restricted Stock Units pursuant to the Company’s Restricted Stock Unit Plan for Non-Employee Directors valued, at the time of grant, at $125,000; and (iii) an allowance of up to $5,000 per year for Company products. Prior to 2017, the Company paid an additional fee of $25,000 to its Lead Independent Director. Effective January 1, 2017, with the separation of the roles of Chairman and Chief Executive Officer, the Company eliminated the Lead Independent Director position and determined that the Chairman would receive additional grants of Restricted Stock Units on a quarterly basis, with each grant valued at $50,000 on the date of grant. The Company also pays additional annual fees to those non-employee directors who serve as committee chairs as follows: Audit Committee and Compensation Committee Chairs – $20,000; and Corporate Governance Committee and the Finance and Pension Committee – $15,000. Non-employee directors may defer any or all of their fees in the form of Company common stock or as cash accruing interest at the five-year Treasury bill rate.

Director Compensation Table

The compensation paid to each of the Company’s non-employee directors during 2016 is as follows:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Andrea J. Ayers	125,000	125,000	0	0	0	0	250,000
George W. Buckley	150,000	125,000	0	0	0	0	275,000
Patrick D. Campbell	145,000	125,000	0	0	0	10,000	280,000
Carlos M. Cardoso	125,000	125,000	0	0	0	13,818	263,818
Robert B. Coutts	140,000	125,000	0	0	0	13,276	278,276
Debra A. Crew	125,000	125,000	0	0	0	0	250,000
Michael D. Hankin	87,158	125,000	0	0	0	0	212,158
Anthony Luiso	131,096	125,000	0	0	0	19,623	275,719
Marianne M. Parrs	138,890	125,000	0	0	0	9,036	272,926
Robert L. Ryan	140,000	125,000	0	0	0	10,320	275,320

Footnote to Column (c) of Director Compensation Table:
The amount set forth in column (c) reflects the grant date fair value of 1,151 restricted share-based grants, with dividend equivalent rights, that were granted to each director on April 20, 2016. These Awards are fully vested at the time of grant and entitle each recipient to a cash payment equal to the market value of a share of Company common stock at the time of settlement plus accrued dividends from the date of grant. The settlement date is the date specified by the director as the date, or dates, on which distributions are to be made following the date on which the director ceases to be a director of the Company. Distributions may be made in a single lump sum in the first year following the termination of the director’s service or in up to ten equal annual installments, at the election of the director. The aggregate grant date fair value associated with the 2016 equity awards determined in accordance with FASB Codification Topic 718—Stock Compensation was $1,250,000.

Footnote to Column (g) of Director Compensation Table:
The amount set forth in column (g) reflects (i) the cost to the Company of providing products to the Directors under the Directors Product Program; (ii) payments made to Mr. Luiso pursuant to a retirement program applicable to directors of The Black & Decker Corporation who were elected directors prior to 1994 and served on the Black & Decker Board of Directors for at least five years; and (iii) amounts the Company contributed under its Matching Gift Program to match charitable contributions made by Directors. The Company’s Matching Gift Program applies to all employees, retirees and directors of the Company; pursuant to that Program, the Company matched up to $10,000 of total gifts made by a participant to qualified charitable organizations during 2016. The Company has increased the amount that will be matched for all participants to $20,000 for 2017.

Director Equity Award Table

The aggregate number of stock awards and the aggregate number of option awards outstanding at fiscal year-end for each non-employee director is as follows:

Name	Aggregate Stock-Related Awards Outstanding (#)	Aggregate Option Awards Outstanding (#)
Andrea J. Ayers	2,442	0
George W. Buckley	10,676	0
Patrick D. Campbell	12,676	0
Carlos M. Cardoso	14,676	0
Robert B. Coutts	14,676	0
Debra A. Crew	4,018	0
Michael D. Hankin	1,151	0
Anthony Luiso	8,885	0
Marianne M. Parrs	14,676	0
Robert L. Ryan	10,676	0

Footnote to Director Equity Award Table
The Aggregate Stock-Related Awards reported in the table above are Restricted Stock Units awarded under the Company’s Restricted Stock Unit Plan for Non-Employee Directors. The terms of these awards are described above in footnote (c) to the Directors’ Compensation Table. Non-Employee Directors are not eligible to receive stock options under the Company’s existing equity plans.

Stock Ownership Policy for Non-Employee Directors. The Board maintains a Stock Ownership Policy for Non-Employee Directors, a copy of which can be found on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com. Pursuant to that policy, Directors are required to acquire, and maintain in accordance with the Policy, shares having a value equal to 500% of the annual cash retainer within five years of becoming a director. Directors are expected to defer their fees in the form of Company common stock until they have met this requirement.

Executive Sessions and Communications with the Board. Pursuant to the Corporate Governance Guidelines, the non-management Directors meet in executive session at the end of each Board meeting. The Chairman presides over these meetings. Shareholders or others wishing to communicate with the Chairman, the Board generally, or any specific member of the Board of Directors may do so by mail addressed to Stanley Black & Decker, Inc., c/o Corporate Secretary, 1000 Stanley Drive, New Britain, Connecticut 06053, or by calling the Company’s Ethics Hotline, an independent toll-free service, at 1-800-424-2987 (extension 53822).

Business Conduct Guidelines. The Company has adopted a worldwide set of Business Conduct Guidelines applicable to all of its directors, officers and employees and a Code of Ethics for the Chief Executive Officer and senior financial officers. Copies of these documents are available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com or otherwise upon written request addressed to Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations.

Director Continuing Education. The Company regularly provides directors with continuing education on a variety of topics. In 2016, subjects covered with Board members included current trends in corporate governance, cyber security, intellectual property protection, the digital revolution and social responsibility. In addition, the Company provided all directors with a subscription to Agenda, a weekly publication that focuses on governance issues of interest to directors of public companies.

Related Party Transactions. Pursuant to the Company’s Business Conduct Guidelines, employees, officers and directors are required to bring any potential conflict of interest, including any proposed related party transaction involving a related person as that term is defined in Item 404(a) of Regulation S-K (“Related Person”), to the attention of the General Counsel. The General Counsel obtains the facts to determine whether a conflict or potential conflict exists and determines the appropriate action in consultation with appropriate members of management. Where a proposed transaction involves a Related Person, the General Counsel discusses the reasons for the transaction with appropriate members of management. In the event management believes it is in the best interest of the Company to proceed with the transaction, the proposed transaction is brought to the attention of the Board for its review and approval.

Security Ownership of Certain Beneficial Owners

No person or group, to the knowledge of the Company, owned beneficially more than five percent of the outstanding common stock of the Company as of February 17, 2017, except as shown in this table.

(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership		(4) Percent of class
Common Stock	BlackRock, Inc.	9,455,081	(7,938,301 sole voting power;	6.3%
$2.50 par value	55 East 52nd Street		9,455,081 sole dispositive power)
	New York, NY 10055

Common Stock	JP Morgan Chase & Co.	12,810,720	(11,242,311 sole voting power;	8.5%
$2.50 par value	270 Park Avenue		81,934 shared voting power;
	New York, NY 10017		12,636,049 sole dispositive power;
			170,411 shared dispositive power)

Common Stock	State Street Corporation	7,585,442	(7,585,442 shared voting power;	5.0%
$2.50 par value	State Street Financial Center		7,585,442 shared dispositive power)
	One Lincoln Street
	Boston, MA 02111

Common Stock	The Vanguard Group	11,517,741	(236,905 sole voting power;	7.6%
$2.50 par value	100 Vanguard Blvd.		26,725 shared voting power;
	Malvern, PA 19355		11,256,749 sole dispositive power;
			260,992 shared dispositive power)

*	The information in the foregoing table is drawn from Schedule 13G reports filed with the Securities and Exchange Commission on or before February 17, 2017.

Security Ownership of Directors and Officers

Except as reflected in the table below, no director, nominee, or executive officer owns more than 1% of the outstanding common stock of the Company. As of February 17, 2017, the executive officers, nominees, and directors as a group owned beneficially 1.15% of the outstanding common stock. The following table sets forth information regarding beneficial ownership as of February 17, 2017 with respect to the shareholdings of the directors, nominees for director, each of the executive officers named in the table on page 29, and all directors, nominees for director, and executive officers as a group. Except as noted below, the named individual has sole voting and investment power with respect to the shares shown.

Name	Common Shares Owned		Percent of Class Owned
Donald Allan, Jr.	135,736	(1)(6)	*
Jeffery D. Ansell	59,875	(1)(4)(5)	*
Andrea J. Ayers	2,481	(3)	*
George W. Buckley	15,351		*
Patrick D. Campbell	15,439	(3)	*
Carlos M. Cardoso	14,039	(3)	*
Robert B. Coutts	18,034	(3)	*
Debra A. Crew	4,004	(3)	*
Michael D. Hankin	1,645	(3)	*
James M. Loree	691,013	(1)(2)(4)	*
Anthony Luiso	77,524	(3)	*
Marianne M. Parrs	8,473	(3)(5)	*
Jaime A. Ramirez	60,197	(1)(4)	*
Robert L. Ryan	12,595	(3)(5)	*
John H. Wyatt	92,233	(1)(2)	*
Directors, nominees and executive officers as a group (24 persons)	1,748,116	(1)–(6)	1.15%

*	Less than 1%
(1)	Includes shares that may be acquired through the exercise of stock options on or before April 20, 2017 as follows: Mr. Allan, 70,000; Mr. Ansell, 45,000; Mr. Loree, 275,000; Mr. Ramirez, 37,500; Mr. Wyatt, 34,412; and all executive officers as a group, 691,287. Includes shares delivered pursuant to the Company’s 2014 – 2016 performance award program on February 22, 2017 as follows: Mr. Allan, 7,973; Mr. Ansell, 7,674; Mr. Loree, 19,514; Mr. Ramirez, 4,305; Mr. Wyatt, 3,484; and all executive officers as a group, 67,750.
(2)	Includes stock options that would vest upon retirement as follows: Mr. Loree, 279,199; Mr. Wyatt, 30,000; and all executive officers as a group, 484,199. Includes RSUs that would vest upon retirement as follows: Mr. Loree, 36,394; Mr. Wyatt, 37,280; and all executive officers as a group, 117,024.
(3)	Includes the share accounts maintained by the Company for those of its directors who have deferred director fees as follows: Ms. Ayers, 2,481; Mr. Campbell, 15,439; Mr. Cardoso, 14,039; Mr. Coutts, 18,034; Ms. Crew, 4,004; Mr. Hankin, 745; Mr. Luiso, 11,032; Ms. Parrs, 4,473; Mr. Ryan, 10,534; and all directors as a group, 80,781.
(4)	Includes shares held as of February 17, 2017 under the Company’s savings plan (the Stanley Black & Decker Retirement Account Plan), as follows: Mr. Ansell, 1,323; Mr. Loree, 708; Mr. Ramirez, 5; and all executive officers as a group, 5,027.
(5)	Includes shares held through revocable trusts as follows: Mr. Ryan, 2,061; and shares held through Grantor Retained Annuity Trusts as follows: Ms. Parrs, 3,800.
(6)	Includes restricted share unit accounts maintained by the Company as follows: Mr. Allan, 4,000; and all executive officers as a group, 4,000.

Audit Committee Report

In connection with the financial statements for the fiscal year ending December 31, 2016, the Audit Committee: reviewed and discussed the audited financial statements with management; discussed with the Company’s independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence; has considered the compatibility of non-audit services with Ernst & Young’s independence; and has discussed Ernst & Young’s independence with Ernst & Young. Based upon these reviews and in reliance upon these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Audit Committee

Marianne M. Parrs (Chair)
George W. Buckley
Patrick D. Campbell
Michael D. Hankin
Anthony Luiso

Compensation and Organization Committee Report

The Compensation and Organization Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Compensation and Organization Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement and its Annual Report on Form 10-K.

Compensation and Organization Committee

Patrick D. Campbell (Chair)
Andrea J. Ayers
George W. Buckley
Carlos M. Cardoso
Robert B. Coutts
Marianne M. Parrs

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

This CD&A will provide you with an overview and explanation of:

●	our compensation programs and policies for our named executive officers;
●	the material compensation decisions made by the Compensation Committee under those programs and policies; and
●	the material factors that the Compensation Committee considered in making those decisions.

EXECUTIVE SUMMARY

Fiscal 2016 Business Highlights

The Company delivered record EPS of $6.51 and 10.6 working capital turns during 2016. Other metrics also were strong, with organic sales growth of 4%, and continued strong operating cash flow. This strong performance is reflected in our share price, which increased from a closing price of $106.73 on the last day of the 2015 fiscal year to $114.69 on the last day of the 2016 fiscal year. Our strong performance has allowed us to return capital to our shareholders through a dividend increase and share repurchases, and translated into a total shareholder return (“TSR”) of 10% for the 2016 fiscal year.

Also in 2016, the Company launched the DEWALT FLEXVOLT™ Battery System, the first major output of a Company-wide breakthrough innovation initiative. Sales of DEWALT FLEXVOLT™ products, coupled with strong commercial execution, helped fuel 7% organic growth for the Tools & Storage business during 2016.

CEO Transition

On July 31, 2016, after twelve years as the Company’s Chief Executive Officer, John Lundgren retired from his position as Chief Executive Officer of the Company. James M. Loree, who has been with the Company since 1999 and served most recently as the Company’s President and Chief Operating Officer, was promoted to Chief Executive Officer and appointed a member of the Board of Directors. To facilitate this transition, John Lundgren will continue in the employ of the Company as a Special Advisor through April 30, 2017.

Performance Over the Last Three Years

A substantial portion of our long term incentive awards to named executive officers are based on three year performance cycles; the balance are equity awards that vest over a four year period. Over the last three fiscal years, we have seen revenue growth approaching 5%, from $10.9 billion for the 2013 fiscal year to $11.4 billion in 2016, an increase in our share price from a closing price of $81.01 on the last business day of our 2013 fiscal year to a closing price of $114.69 on the last business day of the 2016 fiscal year; and annualized TSR (which includes both growth in share price and the impact of reinvested dividends), over this three year period, of 16%.

Our Pay-for-Performance Philosophy

Our compensation programs are designed to incentivize our employees to achieve or exceed objective financial goals established for the Company and deliver superior returns to our shareholders. As depicted in the charts below, approximately 75% – 85% of our executives’ target compensation opportunity is variable and is tied directly to the achievement of financial goals or share price performance. The result has been strong pay for performance alignment.

CEO*	Other Named Executive Officers

*	CEO compensation does not include compensation of John Lundgren, who retired as CEO effective July 31, 2016.

The rewards earned by our executives in 2016 reflect our achievement relative to our pre-established goals, including:

○	Pay Opportunity: Total compensation opportunity for our named executive officers is targeted to and reasonably aligned with the 50th percentile of our peer group. Individual total compensation opportunities may exceed or trail the median for a variety of reasons, including performance considerations, experience level, length of service in current position, additional responsibilities, value to the Company beyond the core job description, or retention risk.

○	Pay and Performance: Considering all elements of compensation (salary, annual incentives, performance units and an annualized portion of any long-term retention grants), our executives’ pay is strongly aligned with our compensation philosophy as well as our operational and TSR performance, measured relative to our compensation peer group. An analysis of realizable pay, as a percentage of targeted pay opportunity, over the most recently available three-year period (2013 – 2015) for the Chief Executive Officer showed reasonable alignment with our TSR performance. In this three-year period, in which our TSR and pro-forma composite financial performance were at the 61st and 49th percentile, respectively, CEO realizable pay was at the 69th percentile in our peer group.

●

Annual Incentive Compensation – Management Incentive Compensation Awards (“MICP Awards”): The Company’s performance in 2016 resulted in a weighted payout across all measures of 85.4% – 196.1% of target for the Company’s named executive officers, as detailed on page 20.

●

Long-Term Incentives – Performance Units: The Company’s performance during the 2014 – 2016 performance cycle resulted in a weighted average goal achievement across all measures of 172.7% of target, as detailed on page 24. Over the three year performance period we achieved TSR at the 86th percentile of our LTIP peer group.

●

Long-Term Incentives – Time Based Stock Awards (Restricted Stock Units) and Stock Options: We also provide our executives an annual equity grant, comprised of time-vested restricted stock units and stock options, which represents approximately one-third of the annual total compensation opportunity for our named executive officers, on average, and supports the retention and stability goals within our program while also maintaining alignment with shareholders as the value of restricted stock units and stock options is tied to our share price.

Strong Governance Practices

Our Compensation Committee has implemented executive compensation policies and practices that align with market-leading best practices:

✓	Robust stock ownership guidelines of 6x base salary for our Chief Executive Officer, 5x for our Chief Financial Officer, and 3x for all other executive officers.
✓	Holding period requirement of one year after vesting of restricted stock units or the exercise of stock options to further align executive ownership with shareholder returns.
✓	Company will not enter into change-in-control severance arrangements that contain excise tax gross-ups and does not provide tax gross-ups on perquisites.
✓	New Change in Control Severance agreements executed with Messrs. Lundgren and Loree in connection with Mr. Lundgren’s retirement and Mr. Loree’s promotion to CEO removed tax gross-up provisions that appeared in legacy agreements.
✓	Double trigger vesting provisions requiring both the occurrence of a change in control of the Company and termination of employment in order for replacement awards to vest under our annual Management Incentive Compensation Plan and our Long-Term Incentive Compensation Plan.
✓	Compensation program risk assessment conducted annually and reviewed by the Compensation Committee.
✓	Policy regarding forfeiture of incentive awards in the event of a financial restatement under certain circumstances.
✓	Policies prohibiting hedging and discouraging pledging of Company stock.
✓	Executive compensation opportunity is benchmarked at the 50th percentile of our peers.

✓	Chief Executive Officer long-term incentive compensation mix historically has been at least 50% performance units.
✓	Dividend equivalents are paid on equity compensation awards only if the underlying award is earned or vested.
✓	Long-Term Incentive Compensation Plan expressly prohibits option re-pricing and cash buyouts of “out-of-the-money” options without shareholder approval.
✓	Realizable pay analysis is conducted to demonstrate the impact of performance on pay actually realizable to our Named Executive Officers.

Say on Pay Advisory Vote Outcome

The Board has reviewed current views on corporate governance best practices and the results of our Say on Pay vote in each of the last three years, in which over 93% of those who voted supported our Management Say on Pay proposal, and determined that our executive compensation programs are designed to reward pay for performance. Based on the strong shareholder support for our compensation programs over the last three years, the Company has not made any significant changes to our executive compensation programs.

At the 2017 Annual Meeting of Shareholders, we will again hold an advisory vote to approve executive compensation. The Compensation Committee will continue to consider the results of these advisory votes in the governance and design of executive compensation programs as it evaluates what is in the best interest of the Company’s shareholders.

HOW WE DETERMINE EXECUTIVE COMPENSATION

Our Compensation Philosophy

The Compensation Committee believes that aggregate expenditures for executive base salaries should be managed to the median of salary expenditures when compared to comparable companies. The Compensation Committee also believes that annual and long-term incentive compensation expenditures should be targeted at median market levels. Targeting the market median, while giving executives the opportunity to earn more (or less) than this amount based on Company performance, helps to ensure that the Company can attract and retain the high caliber of executive talent it seeks. In 2016, the Compensation Committee reviewed market data and other information presented by Pay Governance LLC (“Pay Governance”), its compensation consultant, and by Willis Towers Watson. The Compensation Committee found that, on average for the named executive officers, annual compensation (at target opportunity) was aligned with the intended median positioning.

	Base Salary	Target Total Cash	Target Total Compensation
Targeted Positioning	median	median	median
Actual Positioning vs.
Peer Group	At the median	3% above median	1% above median

Use of Peer Companies and Benchmarking

Our Compensation Committee annually reviews market data compiled by Willis Towers Watson to ensure that compensation levels are in line with the labor markets in which we compete for executive talent. The primary set of market data comes from the compensation information publicly filed by the 16 companies listed below (our “Peer Group”). In determining which companies should be included in our Peer Group for compensation purposes, the Committee considered several factors, including the revenue, market capitalization and industry.

The median 2016 revenue of these 16 companies was $13.5 billion, and the median market cap as of the end of 2016 was $17.8 billion, as compared to 2016 revenue for the Company of $11.4 billion and market cap for the Company at the end of 2016 of $17.3 billion.

Cummins, Inc.†	Newell Brands Inc.*
Danaher Corp.	Parker Hannifin Corporation
Dover Corp.	Rockwell Automation, Inc.†
Eaton Corp.	The Sherwin-Williams Company
Emerson Electric Co.	Textron Inc.
Illinois Tool Works, Inc.	Tyco International plc**
Ingersoll-Rand plc	Whirlpool Corp.
Masco Corp.	W.W. Grainger, Inc.

† Cummins, Inc. was added to the Company’s Peer Group in 2016 to replace SPX Corp., which had split into two companies during 2015. Rockwell Automation was added to replace Jarden Corp., which was acquired by Newell Rubbermaid.
* formerly Newell Rubbermaid
** Johnson Controls purchased Tyco International plc in 2016 and, accordingly, the Company is evaluating a replacement for Tyco International in its peer group for future years.

The data derived from the peer group create ranges of compensation values that the Compensation Committee considers in setting executive salary levels and incentive opportunities that are consistent with the Company’s overall objectives. The benchmark data reviewed by the Compensation Committee are statistical summaries of the pay practices at these companies and are not representative of the compensation levels at any one organization.

Role & Process of the Compensation Committee

In developing and maintaining appropriate compensation programs and target compensation levels for our executive officers, including our named executive officers, the Compensation Committee:

Annually reviews detailed compensation data for each named executive officer. The data includes an overview of annual compensation and benefit values offered to each executive, the value of all outstanding equity awards, the accrued value of retirement benefits, and the amount of the Company’s other obligations in the event the executive’s employment terminates under various circumstances, including death, disability, involuntary termination without cause, or in connection with a change in control of the Company.

Monitors and Evaluates Executive Compensation

Each year, the Compensation Committee reviews an analysis prepared by Willis Towers Watson of actual compensation received by the named executive officers and also the compensation realizable by our Chief Executive Officer in relation to the performance of the Company. Based on the results of this assessment and within the broader framework of the Company’s annual and long-term financial results, the Compensation Committee, in consultation with our compensation consultants, assesses whether the Company’s incentive programs are working as intended and paying for performance.

Annually Reviews the Company’s Financial Performance

The Compensation Committee discusses compensation matters, other than those pertaining to the Chief Executive Officer, with our Chief Executive Officer and other management representatives, and meets in executive session with our independent compensation consultant, without management present, to evaluate management’s input. The Compensation Committee also solicits comments from other Board members regarding its recommendations at regularly scheduled Board meetings.

Discusses Compensation Matters

Performance goals for our performance award programs are recommended by management based on the Company’s historical performance, strategic direction, and anticipated future operating environment, and are generally established during the first quarter of a performance cycle. These goals are tied to the Company’s strategic business plan and operating budget, which are approved by our Board at or prior to the time the goals are set. The Compensation Committee evaluates the appropriateness of the proposed goals, and from time to time requests our independent compensation consultant to opine on the degree of difficulty inherent in achieving those goals. The Compensation Committee approves the goals, and presents them to the Board for approval, when satisfied that they are set at reasonable but appropriately challenging levels.

In Consultation with the Board, Establishes Performance Goals for the Company’s Short-Term and Long-Term Performance Award Programs

Role of Independent Compensation Consultant

To enhance the Compensation Committee’s ability to perform its responsibilities, the Compensation Committee has for several years retained the services of an independent compensation consultant. The Compensation Committee has retained Pay Governance to consult and advise on executive compensation issues since October 2011.

As advisor to the Compensation Committee, Pay Governance:

●	reviewed the total compensation strategy and pay levels for the Company’s named executive officers;
●	examined all aspects of the Company’s executive compensation programs to ensure their ongoing support of the Company’s business strategy;
●	informed the Compensation Committee of developing legal and regulatory considerations affecting executive compensation and benefit programs; and
●	provided general advice to the Compensation Committee with respect to compensation decisions pertaining to the Chief Executive Officer and senior executives.

In addition to the services provided to the Compensation Committee, Pay Governance periodically provides information and advice to the Corporate Governance Committee regarding the compensation of the Company’s independent directors. Pay Governance provides no other services to the Company. As described in more detail on page 8, the Compensation Committee has determined that Pay Governance is independent and that there is no conflict of interest between Pay Governance and the Compensation Committee.

DISCUSSION OF OUR 2016 EXECUTIVE COMPENSATION PROGRAM

Compensation Basics

The purpose of our executive compensation program is to attract and retain talent and to reward our executives for performance that benefits the Company and its shareholders. To that end, we seek to compensate our executives in a manner that:

●	is competitive;
●	rewards performance that creates shareholder value, while maintaining an appropriate balance between profitability and operational stability; and
●	encourages executives to drive efficiencies by using capital judiciously.

Type	Objective
Base Salary	Reflect the skill and experience that our executive officers contribute to the Company on a day-to-day basis.
Annual Incentive Compensation	Balance the complementary short-term goals of profitability and stability.
Long-term Incentives	Incentivize executives to achieve sustainable performance results and maximize long-term shareholder value.

Our Compensation Philosophy & Goals

The Compensation Committee believes that a significant portion of each executive officer’s compensation opportunity should be variable in order to ensure that median or above-median compensation is delivered only when business results are strong and we have created value for our shareholders.

●

The Compensation Committee also believes, however, that it is important to pay base salaries that relate appropriately to each executive’s level of responsibility, talent and experience in order to provide financial predictability to the individual.

●

As illustrated in the Executive Summary, the mix of compensation between base salary, annual management incentive compensation and annual long-term incentive awards is targeted such that approximately 75% - 85% of our named executive officers’ target total annual compensation is variable and dependent on performance results.

●

The Compensation Committee believes this mix provides an appropriate balance between the financial security required to attract and retain qualified individuals and the Compensation Committee’s goal of ensuring that executive compensation rewards performance that benefits our shareholders over the long term.

How the Elements of Our Compensation Program Work

1. BASE SALARIES

The base salaries of our named executive officers are aligned with median market levels. Individual salaries may exceed or trail the median for a variety of reasons, including performance considerations, experience level, length of service in current position, additional responsibilities, value to the Company beyond the core job description, or retention risk.

2. ANNUAL INCENTIVE COMPENSATION – MANAGEMENT INCENTIVE COMPENSATION PLAN

All of our executive officers, including the named executive officers, participate in annual incentive compensation programs under the Company’s 2012 Management Incentive Compensation Plan (“2012 MICP”). These programs are designed to:

●	balance the complementary short-term goals of profitability and operational stability; and
●	encourage our executives to maximize profitability and efficiency.

Target awards are set as a percentage of each officer’s base salary in effect at the beginning of the performance period	MICP metrics and resulting performance are based upon normalized earnings	MICP payouts vary from 0% to 200% of the target bonus opportunity depending on actual performance	Our named executive officers won’t receive a payout for a particular MICP metric in the event actual performance falls below threshold for that metric

For 2016, the named executive officer target bonus opportunities (as a percentage of base salary) were as follows:

Mr. Lundgren	150%
Mr. Loree	100%
Mr. Allan	100%
Mr. Ansell	100%
Mr. Ramirez	70%
Mr. Wyatt	70%

The 2016 MICP program measures included:

●	earnings per share (“EPS”) weighted at 40%;
●	cash flow multiple (operating cash flow less capital expenditures divided by net earnings) weighted at 40%; and
●	organic sales growth (sales growth excluding foreign exchange and acquisition/divestiture impacts) weighted at 20%.

The Compensation Committee believes appropriate weighting of these three metrics supports the objective of maximizing profitability, efficiency and growth while promoting operational stability in our annual operating condition, as EPS, cash flow and organic sales growth are essential for the growth of high quality earnings and to sustain our strong financial condition.

Executives with group or divisional responsibility have additional goals that can include such measures as divisional operating margin, working capital management and division organic sales. The Compensation Committee believes including these measurements for those with group or divisional responsibility, and providing appropriate weight among all such metrics for these executives, provides incentive for such executives to exercise financial discipline while growing their businesses and to bear in mind the interests of the Company as a whole, rather than only those of the groups or divisions they oversee, as part of the decision making process.

MICP Payout for 2016 Performance

The corporate performance goals and results applicable to the MICP award program for the 2016 performance period are illustrated below:

EPS	Cash Flow Multiple	Organic Sales Growth

	Threshold	Target	Maximum	2016 Actual Result
EPS (GAAP)	$5.80	$6.10	$6.40	$6.51
Cash Flow Multiple	85%	100%	115%	118%
Organic Sales Growth	2.2%	3.2%	4.2%	3.8%

The weighting applied to each of these measures, potential bonus payouts and the bonuses actually earned by each of our named executive officers for 2016 performance are set forth in the table below. The bonuses earned by Messrs. Ansell, Wyatt and Ramirez are based on the corporate results set forth above and the results of the Tools & Storage business (for Mr. Ansell), Engineered Fastening business (for Mr. Wyatt), and Global Emerging Markets business (for Mr. Ramirez), weighted as reflected in the table below. The specific divisional operating margin, working capital and organic sales percent goals and results are not disclosed as the disclosure of such information would result in competitive harm to the Company and would be of limited additional use to investors. The Company generally does not disclose goals and results for specific divisions.

	Weighting of Measures
	Corporate			Group			Potential Bonus Payouts
	EPS	Cash Flow	Organic Sales	Operating Margin	Working Capital	Organic Sales	Threshold	Target	Maximum	Weighted Avg. Payout Earned on All Measures (% of target)	Payout
John F. Lundgren	40%	40%	20%	0%	0%	0%	$1,012,500	$2,025,000	$4,050,000	192.3%	$3,894,075
James M. Loree	40%	40%	20%	0%	0%	0%	$420,000	$840,000	$1,680,000	192.3%	$1,615,320
Donald Allan, Jr.	40%	40%	20%	0%	0%	0%	$327,500	$655,000	$1,310,000	192.3%	$1,259,565
Jeffery D. Ansell	20%	20%	10%	25%	15%	10%	$332,500	$665,000	$1,330,000	196.1%	$1,304,065
Jaime A. Ramirez	10%	10%	5%	35%	15%	25%	$145,250	$290,500	$581,000	184.2%	$535,101
John H. Wyatt	10%	10%	5%	35%	15%	25%	$184,532	$369,064	$738,128	85.4%	$315,181

3. LONG-TERM INCENTIVE COMPENSATION

The Compensation Committee believes that establishing a culture of stock ownership is an effective way to incentivize executives to achieve sustainable performance results and maximize long-term shareholder value.

●

To that end, the Company is authorized to grant equity-based awards, including stock options, time-vesting restricted shares or units (“RSUs”), and performance-vesting shares or units (“performance units”) under its 2013 Long-Term Incentive Plan.

●

The Compensation Committee believes that the mix of stock options, RSUs and performance units places a substantial portion of compensation at risk and effectively links equity compensation values to shareholder value creation and financial results.

In 2016, the Company granted stock options, RSUs and performance units to its named executive officers as part of their regular compensation packages. The chart below summarizes the key elements of our long-term incentive compensation program:

Restricted Stock Units & Stock Options	●	The Compensation Committee believes stock options and RSUs are useful vehicles for rewarding management for successful share price appreciation, aligning their interests with shareholders, and bolstering retention.
	●	Stock options and RSUs vest in four equal annual installments on each of the first four anniversaries of the grant date.
	●	Stock options expire 10 years from the grant date.

Performance Units	●	Performance units are a key component linking pay with performance and aligning management’s interests with the Company’s key strategic initiatives.
	●	Designed to pay out at market-competitive levels only when we achieve and sustain profitability and market return goals over three years.
	●	40% of performance unit payouts are contingent upon improvement in cash flow return on investment (“CFROI”), 35% on EPS growth, and 25% on TSR relative to our peers.
	●	The weighting of these goals is designed to encourage participants to focus first on cash flow return on investment, second on long-term profitability, and third on value creation relative to our peers.
	●	This approach recognizes that stock returns typically take longer to develop versus earnings and that relative TSR, while an important assessment of long-term performance, is not as directly influenced by our management team.

How We Determine Performance Criteria

Under our long term performance programs, performance units will be earned or forfeited following the conclusion of a three-year performance cycle depending on the achievement of pre-established EPS and CFROI performance goals for each year in the cycle and a three-year cumulative TSR goal. Commencing with the 2016-2018 performance cycle, EPS and CFROI goals are weighted such that achievement of these goals in the first and second years of the program will carry more weight than achievement of these goals in the third year of the program.

The Compensation Committee includes EPS as a performance goal in both the annual incentive and long-term performance award program because it believes EPS is a critical driver of shareholder value that must be balanced over both near- and longer-term time horizons.

●	The Compensation Committee does not want managers pursuing other short- or long-term goals without considering the effect of such goals on EPS.
●

The Compensation Committee also believes that using EPS as one of the goals in annual incentives provides the Compensation Committee with flexibility to adjust short-term goals to reflect existing market conditions without losing the motivational and retentive value of the long-term performance award.

●

Because each of the annual EPS goals contained in a given three-year long-term performance cycle is established in the first year of the cycle and the EPS goal for MICP is established each year, the target EPS goals for the second and third years of the long-term performance cycle are not likely to be the same as the target EPS goals for the corresponding years’ MICP programs.

●

Even in the first year of a cycle, when target EPS goals will match, the threshold and maximum EPS metrics will not be the same for annual and long-term awards because the range below and above target annual EPS is narrower for MICP awards than for long-term performance awards.

●	The Compensation Committee believes that the tighter range below and above target EPS for the MICP program is appropriate primarily due to the one-year time horizon.

The CFROI computation is defined as cash from operations plus after-tax interest expense divided by the two-point average of debt plus equity. Including this measure helps align performance goals with the Company’s objectives, by encouraging participants to give greater weight to the projected cash flow return in relation to the cost of capital when considering investments.

The TSR calculation is based on an annualized rate of return reflecting share price appreciation and dividends paid during the measurement period with starting and ending prices measured as 20-day averages to account for daily trading volatility.

While we may re-evaluate the measures used in the performance unit program in the future, or the weighting of those measures, we believe that CFROI, EPS, and TSR currently provide effective tools for measuring the value we create and sustain, assessing our achievement of strategic goals, and evaluating our long-term performance and potential.

Performance goals for each performance cycle are recommended by management based on the Company’s historical performance, strategic direction, and anticipated future operating environment, and are generally established during the first quarter of the performance cycle

Generally, the Compensation Committee seeks to establish goals such that the likelihood of missing the target goal is at least as high as the likelihood of achieving the target goal based on reasonable assumptions and projections at the time of grant	The Compensation Committee considers management’s recommended performance goals, the Company’s performance to date and strategic direction, and the nature of the Company’s future operating environment, and once satisfied with the degree of difficulty associated with goal achievement, approves the targets for each performance cycle

The Compensation Committee may establish the target at a higher or lower level in appropriate circumstances.

Threshold, target and maximum EPS and CFROI goals are established in the first year for each fiscal year, or portion thereof, for the performance period.

At the end of the performance period, a weighted average payment is made based on performance achieved by the end of each fiscal year during the period relating to these goals plus an amount related to achievement of TSR goals.

The allocation of the long-term incentive values among stock options, RSUs and performance units varies by named executive officer. Our most senior officers have a greater percentage of their long-term incentive awards allocated to performance units than other officers and employees do because they have the greatest ability to influence the financial measures underlying the program. For Messrs. Lundgren and Loree, this equity mix has resulted in a significant portion of the total long-term incentive value delivered in performance units.

The following table shows the 2015 and 2016 allocation of regular long-term incentive awards for our named executive officers:

	2016			2015
	Stock Options	RSUs	Performance Units	Stock Options	RSUs	Performance Units
John F. Lundgren	22%	28%	50%	22%	27%	51%
James M. Loree	31%	35%	34%	25%	31%	44%
Donald Allan, Jr.	32%	35%	33%	27%	34%	39%
Jeffery D. Ansell	32%	35%	33%	27%	34%	39%
Jaime A. Ramirez	35%	38%	27%	33%	40%	27%
John H. Wyatt	32%	35%	33%	29%	36%	35%

The goals for the 2015 – 2017 and 2016 – 2018 performance cycles are on a GAAP basis inclusive of routine restructuring charges. For competitive reasons, the Company does not disclose target goals for performance cycles that have not yet been completed. The threshold and maximum performance goals for the 2015 – 2017 and 2016 – 2018 performance cycles are as follows:

		EPS			CFROI		TSR
		Threshold	Maximum		Threshold	Maximum	Threshold	Maximum
2015 - 2017	Year 1	$5.18	$6.33	Year 1	12.4%	14.4%
Performance	Year 2	$5.61	$6.85	Year 2	12.6%	14.6%	25th	75th
Cycle	Year 3	$6.19	$7.57	Year 3	12.7%	14.7%	percentile	percentile

		EPS			CFROI		TSR
		Threshold	Maximum		Threshold	Maximum	Threshold	Maximum
2016 - 2018	Year 1	$5.49	$6.71	Year 1	12.5%	14.5%
Performance	Year 2	$5.77	$7.05	Year 2	12.5%	14.5%	25th	75th
Cycle	Year 3	$6.32	$7.72	Year 3	12.6%	14.6%	percentile	percentile

For the 2016 – 2018 performance cycle, the Compensation Committee determined that the likelihood of missing the target goal is at least as high as the likelihood of achieving the target goal. The EPS goals for the first and second years of the 2016 – 2018 performance cycle are lower than those established for the same fiscal years in the 2015 – 2017 performance cycle primarily because of foreign exchange pressure.

The award opportunities associated with the 2015 – 2017 performance cycle are set forth in the Company’s March 9, 2016 Proxy Statement on page 23. The following table illustrates the award opportunities associated with the 2016 – 2018 performance cycle.

2016 – 2018 Performance Cycle

	Potential Performance Units Earned
	Threshold	Target	Maximum
John F. Lundgren	21,745	43,490	72,483
James M. Loree	11,275	22,550	36,081
Donald Allan, Jr.	3,517	7,034	14,067
Jeffery D. Ansell	3,570	7,141	14,282
Jaime A. Ramirez	1,560	3,119	6,239
John H. Wyatt	2,030	4,059	8,118

2014 – 2016 Performance Cycle

The goals, actual performance results and payouts associated with the recently completed 2014 – 2016 performance cycle are illustrated in the following two tables. The results achieved for the 2014 – 2016 performance cycle resulted in a weighted average goal achievement across all measures of 172.7% of target.* The actual weighted average payouts in shares as a percent of target are lower for Messrs. Lundgren and Loree than for the other named executive officers because the percentage difference between their respective target and maximum potential payouts is smaller than the spread for the other named executive officers.

	EPS					Goals CFROI				TSR
	Threshold	Target	Maximum	Achieved		Threshold	Target	Maximum	Achieved	Threshold	Target	Maximum	Achieved
Y 1	$4.86	$5.40	$5.94	$5.67	Y 1	9.0%	10.0%	11.0%	13.1%	25th percentile	50th percentile	75th percentile	86th percentile
Y 2	$5.45	$6.06	$6.67	$6.16	Y 2	10.0%	11.0%	12.0%	12.9%
Y 3	$6.09	$6.77	$7.45	$6.77	Y 3	11.0%	12.0%	13.0%	16.1%

*

In determining whether the EPS and CFROI performance goals were met for the 2014 – 2016 performance cycle, certain adjustments were made to remove the effects of restructuring and acquisition-related charges in each year, consistent with the terms of grant. The results shown in the foregoing table reflect these adjustments.

	Potential Performance Unit			Actual Payout (shares)	Weighted Average Payout (% of target)
	Threshold	Target	Maximum
John F. Lundgren	23,979	47,959	79,931	71,219	148.5%
James M. Loree	12,451	24,902	39,843	35,759	143.6%
Donald Allan, Jr.	3,843	7,686	15,371	13,274	172.7%
Jeffery D. Ansell	3,843	7,686	15,371	13,274	172.7%
Jaime A. Ramirez	1,722	3,443	6,886	5,946	172.7%
John H. Wyatt	1,582	3,163	6,327	5,463	172.7%

Special Grants in 2016

On October 21, 2016, pursuant to the agreement reached in connection with his December 2014 promotion to the position of President, Sales & Marketing, Global Tools and Storage, Mr. Wyatt received a special grant of 10,000 RSUs that will vest in full on November 1, 2018.

On December 2, 2016, the Compensation Committee approved the grant of one-time restricted stock unit awards to certain employees in order to mitigate retention risk, position the Company for future profitable growth and ensure the leadership remains engaged to deliver sustained strong performance. Recipients included Mr. Wyatt and Mr. Ramirez, who were awarded 20,000 and 10,000 RSUs respectively. These awards will vest in two equal installments on December 2, 2020 and December 2, 2021.

Benefits & Perquisites

Retirement Benefits

The Compensation Committee believes that offering a full complement of compensation and benefit programs typically extended to senior executive officers at comparable companies is crucial to the attraction and retention of high-caliber executive talent. To that end, the Company currently offers retirement programs to its executive officers under two plans: the Stanley Black & Decker Retirement Account Plan and the Stanley Black & Decker Supplemental Retirement Account Plan, which are more fully described on pages 30-31 and 39-40. Prior to 2007, when the program was closed to new participants, the Company provided supplemental retirement benefits to certain executives pursuant to The Stanley Works Supplemental Executive Retirement Program (now known as the Stanley Black & Decker, Inc. Supplemental Executive Retirement Program). Those executives who were participants in the program prior to 2007, Messrs. Lundgren and Loree, retain this benefit. This Program is described on page 38.

Retirement Agreement with Mr. Lundgren

On July 22, 2016, the Company announced that John F. Lundgren would retire from his position as Chief Executive Officer of the Company, effective as of July 31, 2016 and would continue to be employed by the Company until April 30, 2017 as a Special Advisor with such duties as the Board might specify. Mr. Lundgren also continued in his position as Chairman of the Board until December 31, 2016. In connection with Mr. Lundgren’s continued employment with the Company after August 1, 2016 as a Special Advisor, the Company and Mr. Lundgren entered into an Executive Retirement Agreement dated as of July 21, 2016, which supersedes the employment agreement that had been executed by the Company and Mr. Lundgren in November 2009.

Additional information regarding Mr. Lundgren’s agreement is set forth under the heading “Executive Officer Agreements” on page 40.

Employment Agreements

Mr. Loree

On July 21, 2016, the Company entered into a Letter Agreement (the “Letter”) with James M. Loree in connection with Mr. Loree’s appointment to serve as Chief Executive Officer of the Company, effective as of August 1, 2016. Under the Letter, Mr. Loree is employed as the Company’s Chief Executive Officer on an “at will” basis and his employment may be terminated at any time for any reason. The Letter supersedes the employment agreement that had been executed by the Company and Mr. Loree in November 2009.

Mr. Wyatt

Prior to his promotion to the position of President, Sales & Marketing, Global Tools & Storage, in December 2014, John H. Wyatt was based in Belgium and was employed by a subsidiary of the Company. Consistent with European practice, Mr. Wyatt had executed an employment agreement with the subsidiary. On December 22, 2014, Mr. Wyatt entered into a new agreement with the Company to replace his prior agreement. That agreement was updated effective January 20, 2016 in connection with Mr. Wyatt’s promotion to President, Stanley Engineered Fastening.

Detailed descriptions of the agreements with Messrs. Loree and Wyatt are set forth under the heading “Executive Officer Agreements” on pages 41-42.

Change in Control Agreements and Severance Agreements

The Compensation Committee has determined that to be competitive with prevailing market practices, to enhance the stability of the executive team, and to minimize turnover costs associated with a corporate change in control, it is important to extend special severance protection for termination of employment as a result of a change in corporate control to certain key employees. Therefore, the Company has entered into change in control agreements with certain members of senior management, including the named executive officers. Severance protections were established based on prevailing market practices when these agreements were put in place for each of our named executive officers; Mr. Lundgren and Mr. Loree executed new change in control agreements in July 2016, in connection with the CEO transition described above. The severance benefits that would have been payable at December 31, 2016 to Messrs. Lundgren, Loree, Allan, Ansell, Ramirez and Wyatt in the event of termination following a change in control are set forth under the heading “Termination and Change in Control Provisions” beginning on page 42. Golden parachute excise tax gross-ups have not been and will not be included in any new change in control or severance agreement or arrangement entered into after 2010.

Perquisites and other benefits

The Company provides certain perquisites to its executive officers as part of its overall compensation program. These perquisites do not constitute a significant percentage of any executive’s total compensation package and are comparable to perquisites offered by the companies with whom the Company competes for talent. The perquisites provided in 2016 are: financial planning services, life and long-term disability insurance, car allowance, home security system services, executive medical exams, and up to $5,000 of Company products for Messrs. Lundgren and Loree and $2,000 of Company products for other executive officers as more fully set forth on pages 30-31. Based on a detailed review of perquisites completed in 2016, the Company will increase the allowance for Company products to $5,000 for all executive officers in 2017 and will eliminate the car allowance as current lease arrangements expire. The provision of financial planning services, life and long-term disability insurance, and executive medical exams is consistent with general market practice and, the Compensation Committee believes, provides benefit to the Company in encouraging the Company’s executives to maintain their health and financial well-being. The Company provides home security services to executives to help ensure their safety and that of their families. The Company also permits limited personal use of corporate aircraft by certain executives. The Company product programs are designed to encourage Company executives to use, and encourage others to use, Company products. The Company does not provide tax gross-ups on any perquisites. As discussed on page 42, the Company agreed to provide Mr. Wyatt with certain additional benefits in connection with his relocation from Europe to the United States. The value of these benefits is included in Column (i) of the Summary Compensation Table and the footnote thereto.

OTHER COMPENSATION POLICIES & CONSIDERATIONS

Stock Ownership Policy

In furtherance of the Company’s objective to create an ownership culture and because the Compensation Committee believes the meaningful investment by executive officers in the Company better aligns their interests with those of the Company’s shareholders, the Company maintains a Stock Ownership Policy for Executive Officers. This policy requires stock ownership to reach the minimum levels laid out in the table below within a five-year period commencing on the date of hire or promotion to a senior management position. This policy also requires that executive officers hold the net after tax shares received upon vesting of RSUs or the exercise of stock options granted on or after February 14, 2012 for a period of one year post vesting or exercise, as applicable—even if the minimum ownership requirement is otherwise satisfied. A copy of this policy is available on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

Minimum Ownership
CEO	600% of base salary
CFO	500% of base salary
Other Executive Officers	300% of base salary

Timing of Stock Option and RSU Grants

Annual grants of stock options and RSUs to executive officers are usually made at a regularly scheduled meeting of the Compensation Committee held during the fourth quarter of each year. The grant date of stock option and RSU awards is the date of the Board meeting held during the fourth quarter (typically the day after the Compensation Committee meeting) and grants to other eligible employees typically are approved on the same date. The exercise price for all stock option grants other than those to French participants is the average of the high and low price of a share as quoted on the New York Stock Exchange Composite Tape on the date of grant. The grant date for awards to French participants is the first date on which grants may be made consistent with French legal and tax requirements following the date on which annual grants are made to our other employees. The exercise price of stock options for French participants is the higher of the average of the high and low stock price on the date of grant and 80% of the average opening price on the New York Stock Exchange for the 20 days preceding the date of grant.

The Compensation Committee may occasionally make off-cycle grants during the year. These are typically associated with promotions, hiring, acquisitions, or other significant business events that would likely have an adverse impact on our ability to retain management talent. The Compensation Committee has delegated authority to the Company’s Chief Executive Officer to make annual grants and occasional off-cycle grants to employees who are not executive officers of the Company. The grant date for any grants made by the Company’s Chief Executive Officer is either the date the grant authorization is signed by the Chief Executive Officer or a later date specified in the grant authorization.

Tax Deductibility Under Section 162(m)

Under Section 162(m) of the Code, the Company may not be able to deduct certain forms of compensation in excess of $1,000,000 paid to the Chief Executive Officer and the three other most highly compensated named executive officers employed at the end of the year (other than the Chief Financial Officer). The Company believes that it is generally in the Company’s best interests to satisfy the requirements for deductibility under Section 162(m). Accordingly, the Company has taken appropriate actions, to the extent it believes feasible, designed to preserve the deductibility of annual incentive and long-term performance awards. However, notwithstanding this general policy, the Company also believes there may be circumstances in which the Company’s interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m).

Hedging; Pledging

The Company’s Board has adopted a policy against hedging transactions and discouraging pledging transactions. Pursuant to the policy, hedging is not permitted, and any officer, director or employee who wishes to pledge shares must obtain the prior approval of the General Counsel. This policy is included in the Company’s Business Conduct Guidelines, which are available on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

Forfeiture of Awards in the Event of Restatement

The Board of Directors has adopted a “recoupment” policy relating to unearned incentive compensation of executive officers. Pursuant to this policy, in the event our Board or an appropriate committee thereof determines that any fraud, negligence or intentional misconduct by an executive officer was a significant contributing factor to the Company having to restate all or a portion of its financial statements, the Board (or committee thereof) will take, in its discretion, such action as it deems necessary to remedy the misconduct and prevent its recurrence. Such actions may include requiring reimbursement of bonuses or incentive compensation paid to the officer after January 1, 2007, requiring reimbursement of gains realized upon the exercise of stock options, and cancellation of restricted or deferred stock awards and outstanding stock options. In determining what actions are appropriate, the Board (or committee thereof) will take into account all relevant factors, including whether the restatement was the result of fraud, negligence or intentional misconduct. A copy of this policy is available on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

Assessment of Risk Arising from Compensation Policies and Practices

The Company has considered whether its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company and has concluded that the Company’s compensation practices and policies do not create such risks. This conclusion was based on the following considerations:

As discussed above on pages 18-20, under the MICP, each participant has an opportunity to earn a threshold, target or maximum bonus amount that is contingent on achieving established performance goals. MICP Goals generally fall into two categories:

corporate goals, consisting of EPS, organic sales growth and cash flow multiple (operating cash flow less capital expenditures divided by net earnings); and

divisional goals, such as divisional operating margin, working capital management and group organic sales percent.

Divisional goals are established with overall corporate objectives in mind and generally do not conflict with corporate goals. To further minimize the risk that any employee or group of employees would pursue achievement of divisional goals in a manner that would have an adverse impact on the overall corporate goals, at least 20% of the annual bonus opportunity for all managers is based on achievement of the corporate goals. In addition to divisional goals, managers other than named executive officers may be assigned individual performance goal targets as a component of their MICP award. Any such individual achievement goals would account for a small percentage of the total bonus opportunity and, accordingly, it is unlikely that any individual would pursue achievement of an individual goal in a manner that would jeopardize performance of his or her division as a whole or the Company as a whole.

The Company’s long-term incentive programs similarly are not likely to create risks that are reasonably likely to have a material adverse effect on the Company. As discussed above on pages 20-24, there are two elements to the Company’s long-term incentive programs:

(i)	grants of stock options and/or RSUs that vest over time (typically four years) and

(ii)	grants of performance units that vest based on performance over a specified period of time (typically three years).

The RSU and stock option grants align recipients’ interests with those of the Company’s shareholders in maintaining or increasing share value, making it unlikely that award recipients will pursue behaviors that create a material risk to the Company. Performance grants generally are earned based on achievement of corporate performance goals. A portion of each performance award is contingent on achieving stated levels in EPS during the performance period, a portion is based on targets relating to CFROI, and a portion is contingent on achieving TSR relative to a peer group. As noted on page 21, the Company believes that using EPS and CFROI as performance measures provides appropriate incentives for management to optimize the principal financial drivers that generate shareholder return and reinforce the Company’s quest for continued growth; including TSR as a performance measure encourages management to continuously benchmark Company performance against that of a broadly defined group of comparable companies, further supporting the Company’s quest for growth. In determining whether EPS and CFROI goals have been met, the Compensation Committee retains the discretion to adjust the manner in which achieved EPS and CFROI are determined to take into account certain nonrecurring events (such as significant acquisitions or divestitures). Providing the Compensation Committee this discretion allows the Compensation Committee to ensure the results are comparable to the originally established targets. It also has the effect of eliminating any incentive to take a particular action in order to increase the bonus that would be distributed at the end of the applicable performance period.

The Company has occasionally granted long-term incentive awards to employees to encourage them to reach goals different from those above, such as working capital turns and inventory turns objectives. Typically, such programs are designed to incentivize employees to improve the overall performance of the Company, or a particular business, by requiring improvement in processes and, as such, are unlikely to encourage behavior that would have a material adverse effect on the Company.

Other incentive programs that may be available are common in companies in durable goods and services businesses, such as commissions on sales for sales representatives. None of these programs accounts for a significant percentage of the relevant business unit’s revenues, and no one business unit carries a significant portion of the Company’s risk profile.

Based on all of the above, the Company has concluded that its compensation policies and practices for its employees do not create risks that are likely to have a material adverse effect on the Company.

Summary Compensation Table

The table below summarizes the total compensation for the applicable periods for those individuals who served as Chief Executive Officer or Chief Financial Officer of the Company during the fiscal year ended December 31, 2016 (“fiscal year 2016”) and for the three most highly compensated executive officers of the Company serving as such at the end of fiscal year 2016 other than those three individuals (collectively the “named executive officers”). Mr. Wyatt was not one of the Company’s named executive officers until fiscal year 2015. The compensation data included for Mr. Wyatt therefore covers only fiscal years 2015 and 2016.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award(s) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total
John F. Lundgren,	2016	1,387,500	0	5,732,302	1,645,512	3,894,075	772,645	371,546	13,803,580
former Chairman and CEO	2015	1,350,000	0	5,907,366	1,645,500	2,731,725	5,902,208	477,465	18,014,264
	2014	1,304,167	0	5,763,029	1,498,500	3,730,350	492,849	348,587	13,137,482

James M. Loree,	2016	992,500	0	3,833,202	4,757,251	1,615,320	1,189,211	227,240	12,614,724
President and CEO	2015	835,000	0	3,279,902	1,097,000	1,092,690	0	261,732	6,566,324
	2014	810,000	0	3,276,946	999,000	1,549,530	2,887,907	229,185	9,752,568

Donald Allan, Jr.,	2016	671,667	0	1,258,748	585,750	1,259,565	0	131,051	3,906,781
Executive Vice President	2015	647,500	0	1,164,881	438,800	843,125	0	138,274	3,232,580
and CFO	2014	625,000	0	4,021,229	399,600	1,218,750	0	128,241	6,392,820

Jeffery D. Ansell,	2016	660,833	0	1,268,085	585,750	1,304,065	0	131,148	3,949,881
Executive Vice President	2015	625,000	0	1,164,881	438,800	858,750	0	147,969	3,235,400
and Group Executive,	2014	625,000	0	4,021,229	399,600	1,222,500	0	111,096	6,379,425
Global Tools & Storage

Jaime A. Ramirez	2016	425,000	0	1,845,734	351,450	535,101	11,141	56,909	3,225,335
Senior Vice President and	2015	412,500	0	686,806	329,100	280,000	0	56,194	1,764,600
President – Global	2014	400,000	0	1,638,358	299,700	217,840	42,422	54,048	2,652,368
Emerging Markets

John H. Wyatt	2016	541,667	0	4,309,564	351,450	315,181	0	331,155	5,849,017
President, Stanley	2015	540,000	0	1,521,346	219,400	414,990	0	493,957	3,189,693
Engineered Fastening

Footnote to Column (a) of Summary Compensation Table
As discussed on page 13, Mr. Lundgren retired as CEO on July 31, 2016 and as Chairman on December 31, 2016. Mr. Loree became CEO effective August 1, 2016.

Footnote to Column (e) of Summary Compensation Table
This column reflects the aggregate grant date fair value of all RSUs and performance awards granted during the fiscal years ended December 31, 2016, January 2, 2016, and January 3, 2015, respectively, in accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 718—Stock Compensation. See footnote J of the Company’s report on Form 10-K for the applicable fiscal year for assumptions used in the valuation of these awards and related disclosures. The valuation of performance awards shown in the table is based on the probable outcome at the grant date. The value of the performance award grants included in this column at the grant date, assuming performance at maximum, for grants made in fiscal years 2016, 2015, and 2014, respectively, is as follows: Mr. Lundgren, $6,139,763/$6,431,734/$6,205,643; Mr. Loree, $3,037,795/$3,063,017/$3,067,513; Mr. Allan, $1,227,574/$1,237,312/$1,243,860; Mr. Ansell, $1,246,337/$1,237,312/$1,243,860; Mr. Ramirez, $544,454/$554,275/$557,232; and Mr. Wyatt, $708,427/$534,563. The dollar amounts listed do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized by our named executive officers.

Footnote to Column (f) of Summary Compensation Table
This column reflects the aggregate grant date fair value of all stock options granted during the fiscal years ended December 31, 2016, January 2, 2016, and January 3, 2015, respectively, in accordance with FASB Codification Topic 718—Stock Compensation. See footnote J of the Company’s report on Form 10-K for the applicable fiscal year for assumptions used in the valuation of these awards and related disclosures.

Footnote to Column (g) of Summary Compensation Table
The dollar amounts set forth in this column reflect incentive compensation payable pursuant to the Company’s MICP for the 2016, 2015, and 2014 fiscal years, respectively.

Footnote to Column (h) of Summary Compensation Table
For each of Mr. Lundgren and Mr. Loree’s benefits under the Stanley Black & Decker, Inc. Supplemental Executive Retirement Program (“SERP”), the increase in the present value of the benefits can be attributed to the passage of time, benefits accrued, changes in plan provisions, and changes in certain assumptions, as applicable. Mr. Lundgren’s planned retirement in 2017 does not impact the change in pension value shown for 2016.

The increase in the present value of Mr. Ramirez’s benefits under the plans in which he is a participant can be attributed to the passage of time and changes in certain assumptions. Mr. Ramirez’s pension value in 2015 due to the passage of time was more than offset by the increase in the discount rate assumption, so his pension value did not increase in 2015.

See the footnote to Column (d) of the Pension Benefits Table on page 38 for the assumptions used in the calculations for fiscal year 2016.

Footnote to Column (i) of Summary Compensation Table
This column reflects (i) Company contributions and allocations for Messrs. Lundgren, Loree, Allan, Ansell, Ramirez and Wyatt under the Stanley Black & Decker Retirement Account Plan (matching and Core Account (as defined below)) and the Stanley Black & Decker Supplemental Retirement Account Plan (supplemental matching and supplemental Core), (ii) Company costs related to life insurance premiums, car allowances, financial planning services, annual physicals, products acquired through the Company’s Product Programs, installation and maintenance of home security systems, and personal use of corporate aircraft; and (iii) certain transitional benefits paid to Mr. Wyatt in connection with his relocation to the United States as more fully described below.

Contributions and Allocations under the Stanley Black & Decker Retirement Account Plan and the Stanley Black & Decker Supplemental Retirement Account Plan

The Company contributions and allocations under the Stanley Black & Decker Retirement Account Plan and the Stanley Black & Decker Supplemental Retirement Account Plan included in Column (i) of the Summary Compensation Table for 2016 are set forth below. Certain contributions and allocations under these Plans for Messrs. Lundgren and Loree will offset pension benefits as described on page 38.

Name	Defined Contribution Plans ($)
John F. Lundgren	260,466
James M. Loree	152,087
Donald Allan, Jr.	83,673
Jeffery D. Ansell	83,206
Jaime A. Ramirez	28,571
John H. Wyatt	92,474

The Stanley Black & Decker Retirement Account Plan, an Internal Revenue Code Section 401(k) retirement plan that covers certain employees of the Company and its U.S. affiliates who are subject to the income tax laws of the United States, features two accounts, a Choice Account, and a Core Account.

The Choice Account offers eligible participants the opportunity for tax-deferred savings and a choice of investment options. For the 2014, 2015 and 2016 calendar years, a 50% matching allocation was provided on the first 7% of pay contributed by a participant on a pre-tax basis for the year. Pay ordinarily includes salary, management incentive bonuses, certain other taxable compensation and elective contributions by a participant to the Stanley Black & Decker Retirement Account Plan or another plan sponsored by Stanley Black & Decker (or one of its wholly-owned subsidiaries) that meets the requirements of Section 125 or 401(k) of the Code. Annual pay and the amount of elective contributions are subject to limits set forth in the tax law. Participants are permitted to direct the investment of all funds credited to their Choice Accounts. Matching allocations are vested upon the earlier of a participant’s completion of one year of service or his/her attainment of age 55 while employed by the Company or one of its wholly-owned subsidiaries. Vesting is accelerated in certain circumstances, as described below.

The Core Account provides a retirement benefit for certain participants. This account is 100% funded by separate allocations that are not dependent on contributions by participants. The Core Account is subject to investment direction by a participant. Regular allocations to a Core Account for a calendar year are based on the participant’s age as of the last day of the year and pay for each calendar quarter during the year, as described above, and are subject to the limits of the tax law, with allocations for a calendar quarter contingent upon a participant having employment status on the last day of the calendar quarter, as follows:

Age	Allocation Amount (% of Pay)
Less than 40	2%
40 - 54	4%
55 and older	6%

There also is a Core Transition Benefit allocation to the Core Account, during the five calendar years that begin with the 2011 year, for those individuals who are eligible for regular allocations to the Core Account during the year and, in addition, received Cornerstone allocations (the predecessor to the Core allocations) under the Stanley Account Value Plan during 2010 or who accrued benefits during 2010 under The Black & Decker Pension Plan (known, effective January 1, 2013 as the Stanley Black & Decker Pension Plan) or the Retirement Plan for Hourly-Rated Employees of Porter Cable Corporation (which was merged into the Stanley Black & Decker Pension Plan effective as of the close of business on December 31, 2012). Messrs. Lundgren, Allan, Ansell, Ramirez and Loree are eligible for this benefit. The Core Transition Benefit allocation increases an individual’s Core Allocation by the following percentages of pay (as described above and subject to the limits applied under the tax laws):

Age	2011	2012	2013	2014	2015
Less than 40	1%	1%	0.5%	0.5%	0.5%
40-54	1%	1%	0.5%	0.5%	0.5%
55 and over	3%	3%	1.5%	1.5%	1.5%

Allocations to a participant’s Core Account become 100% vested upon completing three years of service, except as described below. Effective January 1, 2011, a participant becomes fully vested in the matching allocations to the Choice Account and the allocations credited to the Core Account in accordance with these same rules, except that full vesting also applies upon reaching age 55 while employed by the Company or if, while employed by the Company, the participant dies or becomes disabled.

The vested accounts are payable to a participant in a lump sum upon termination of employment and, effective January 1, 2011, if payments are made after a participant reaches age 70-1/2, the participant may elect instead to receive annual installment payments equal to the minimum required distributions under the tax law. If a participant dies, the total vested value of the participant’s accounts (including amounts that became vested upon death while employed by the Company) is payable in a lump sum to his or her beneficiary.

The Stanley Black & Decker, Inc. Supplemental Executive Retirement Program is described on page 38 under the heading “Pension Benefits.” The Stanley Black & Decker Supplemental Retirement Account Plan is described on pages 38-39 under the heading “Non-Qualified Defined Contribution and Deferred Compensation Plans.”

Company cost of perquisites

Name	Insurance ($)	Car ($)	Financial Planning ($)	Annual Physical ($)	Product Program ($)	Home Security System ($)	Personal Use of Aircraft ($)	Perquisite Total ($)
John F. Lundgren	71,315	23,000	11,000	0	4,999	0	766	111,080
James M. Loree	29,934	23,000	6,695	2,524	913	0	12,087	75,153
Donald Allan, Jr.	13,088	23,000	8,177	2,500	613	0	0	47,378
Jeffery D. Ansell	8,942	23,000	9,000	5,000	2,000	0	0	47,942
Jaime A. Ramirez	5,338	23,000	0	0	0	0	0	28,338
John H. Wyatt	24,712	23,000	0	0	0	0	0	47,712

Other Benefits

The Transition Benefits paid to Mr. Wyatt in connection with his relocation to the United States, totaling $190,969, are as follows: housing allowance ($120,000); retirement benefit “make whole” ($44,556), travel benefit ($14,431), incremental tuition costs ($10,982) and a tax preparation fee ($1,000).

Grants of Plan-Based Awards Table 2016 Grants

This table sets forth information concerning equity grants to the named executive officers during the fiscal year ended December 31, 2016, as well as the range of future payouts under non-equity incentive programs.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Closing Price at Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)		(l)
John F. Lundgren	February 17, 2016	1,012,500	2,025,000	4,050,000
	February 17, 2016				21,745	43,490	72,483					3,683,875
	December 2, 2016							17,263				2,048,428
	December 2, 2016								70,231	118.66	118.23	1,645,512

James M. Loree	February 17, 2016	420,000	840,000	1,680,000
	February 17, 2016				11,275	22,550	36,081					1,898,569
	August 1, 2016								129,199	121.63	122.08	3,000,001
	December 2, 2016							16,304				1,934,633
	December 2, 2016								75,000	118.66	118.23	1,757,250

Donald Allan, Jr.	February 17, 2016	327,500	655,000	1,310,000
	February 17, 2016				3,517	7,034	14,067					613,831
	December 2, 2016							5,435				644,917
	December 2, 2016								25,000	118.66	118.23	585,750

Jeffery D. Ansell	February 17, 2016	332,500	665,000	1,330,000
	February 17, 2016				3,570	7,141	14,282					623,168
	December 2, 2016							5,435				644,917
	December 2, 2016								25,000	118.66	118.23	585,750

Jaime A. Ramirez	February 17, 2016	145,250	290,500	581,000
	February 17, 2016				1,560	3,119	6,239					272,183
	December 2, 2016							13,261				1,573,550
	December 2, 2016								15,000	118.66	118.23	351,450

John H. Wyatt	February 17, 2016	184,532	369,064	738,128
	February 17, 2016				2,030	4,059	8,118					354,214
	October 21, 2016							10,000				1,195,200
	December 2, 2016							23,261				2,760,150
	December 2, 2016								15,000	118.66	118.23	351,450

Footnote to Columns (c), (d) and (e) of Grants of Plan-Based Awards Table
The amounts set forth in these columns are (i) the threshold, target and maximum bonuses each of the named executive officers was eligible to receive pursuant to the Company’s MICP covering the Company’s 2016 fiscal year. The bonuses payable, which are paid during the first quarter of 2017, are set forth in column (g) of the Summary Compensation Table.

Footnote to Columns (f), (g) and (h) of Grants of Plan-Based Awards Table
The performance awards identified in columns (f), (g) and (h) were awarded by the Board on February 16, 2016, and cover a performance period that commenced at the beginning of the Company’s 2016 fiscal year and expires at the end of the Company’s 2018 fiscal year. Each performance award represents the right to receive the number of Company shares shown in the table, subject to the attainment of performance goals at the end of the performance period and continued employment. An award recipient must generally remain employed until the time of settlement of performance awards, but pro-rated awards will vest and be paid if the performance goals are met and the participant’s employment terminates as a result of retirement, death or disability. Thirty-five percent of the potential award is contingent on the achievement of earnings per share growth, 40% is contingent on the achievement of cash flow return on investment, and 25% is contingent on total shareholder return.

The number of performance shares that each executive would be eligible to receive pursuant to these awards was determined by multiplying the executive’s base salary as of January 1, 2016 by the applicable performance factor, which ranged from 25% – 150% in the case of threshold performance, 50% – 300% in the case of target performance, and 100% – 500% in the case of maximum performance for the named executive officers, and dividing the resulting number by the average of the high and low price of Company stock on the date of grant. Unless the Compensation Committee otherwise determines, no shares will be issued in respect of a performance goal unless threshold performance is achieved for that goal and the number of shares to be issued will be pro-rated in the event performance falls between threshold and target or target and maximum performance.

Footnote to Column (i) of Grants of Plan-Based Awards Table
The restricted stock awards identified in this column are (i) RSUs awarded on December 2, 2016 that will vest in four equal installments on the first four anniversaries of the date of grant; (ii) for Mr. Wyatt, a special RSU grant awarded on October 21, 2016 that will vest on November 1, 2018 and a retention RSU grant awarded on December 2, 2016 that will vest in two equal installments on the fourth and fifth anniversaries of the date of grant; (iii) for Mr. Ramirez, a retention RSU grant awarded on December 2, 2016 that will vest in two equal installments on the fourth and fifth anniversaries of the date of grant; and (iv) for Mr. Lundgren, an RSU grant awarded on December 2, 2016 that will vest in two equal installments on April 30, 2018 and April 30, 2019. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability. The December 2016 Retention RSU awards and the December 2016 award to Mr. Lundgren will not vest on retirement; employment beyond April 30, 2017 is not a condition of the award to Mr. Lundgren.

Footnote to Column (j) of Grants of Plan-Based Awards Table
The stock options identified in this column are stock options granted on December 2, 2016 that, with the exception of the grant to Mr. Lundgren, will vest in four equal installments on the first four anniversaries of the date of grant as well as a special grant to Mr. Loree that was made on August 2, 2016 in connection with his becoming CEO that also will vest in four equal installments on the first four anniversaries of the date of grant. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability. Mr. Lundgren’s grant will vest in two equal installments on April 30, 2018 and April 30, 2019. Mr. Lundgren’s grant will not vest on retirement; employment beyond April 30, 2017 is not a condition of vesting for Mr. Lundgren’s grant.

Footnote to Column (k) of Grants of Plan-Based Awards Table
All stock option grants were made pursuant to the Company’s 2013 Long-Term Incentive Plan (the “2013 Plan”). The 2013 Plan, which has been approved by the Company’s shareholders, provides that the purchase price per share purchasable under an option may not be less than the Fair Market Value of a share on the date of grant. The 2013 Plan defines the Fair Market Value of a share as the average of the high and low price of a share as quoted on the New York Stock Exchange Composite Tape on the date as of which Fair Market Value is to be determined. The grant price may, therefore, be higher or lower than the closing price per share on the date of grant. The closing price per share on the date of grant is set forth in the column immediately adjacent to column (k).

Footnote to Column (l) of Grants of Plan-Based Awards Table
This column reflects the grant date fair value computed in accordance with FASB Codification Topic 718, Stock Compensation of the stock option grants, RSU grants and performance awards identified in this table. The valuation of performance awards is based on the probable outcome at the grant date. See footnote J of the Company’s report on Form 10-K for additional assumptions used in the valuation of these awards and related disclosures. The value of performance award grants included in this column for the 2016-2018 performance award period at the grant date, assuming performance at maximum, is as follows: Mr. Lundgren, $6,139,763; Mr. Loree, $3,037,795; Mr. Allan, $1,227,574; Mr. Ansell, $1,246,337; Mr. Ramirez, $544,454; and Mr. Wyatt, $708,427.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding stock options, option awards, and RSU awards held by the named executive officers on December 31, 2016.

	Option Awards					Stock Awards
Name (a)	Number of Shares Underlying Unexercised Options (#) Exercisable (b)	Number of Shares Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($) (j)
John F. Lundgren	75,000	0	--	70.61	12/6/2022
	56,250	18,750	--	79.70	12/5/2023
	37,500	37,500	--	95.18	12/5/2024
	18,750	56,250	--	109.25	12/4/2025
	0	70,231	--	118.66	12/2/2026
						169,461	19,435,489
								45,302	5,195,672
								34,404	3,945,737

James M. Loree	50,000	0	--	49.02	12/9/2019
	50,000	0	--	63.72	12/9/2020
	50,000	0	--	64.79	12/8/2021
	50,000	0	--	70.61	12/6/2022
	37,500	12,500	--	79.70	12/5/2023
	25,000	25,000	--	95.18	12/5/2024
	12,500	37,500	--	109.25	12/4/2025
	0	129,199	--	121.63	8/1/2026
	0	75,000	--	118.66	12/2/2026
						97,267	11,155,554
								22,551	2,586,331
								16,514	1,893,991

Donald Allan, Jr.	20,000	0	--	64.79	12/8/2021
	20,000	0	--	70.61	12/6/2022
	15,000	5,000	--	79.70	12/5/2023
	10,000	10,000	--	95.18	12/5/2024
	5,000	15,000	--	109.25	12/4/2025
	0	25,000	--	118.66	12/2/2026
						65,992	7,568,598
								8,792	1,008,340
								6,371	730,690

	Option Awards					Stock Awards
Name (a)	Number of Shares Underlying Unexercised Options (#) Exercisable (b)	Number of Shares Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($) (j)
Jeffery D. Ansell	15,000	0	--	70.61	12/6/2022
	15,000	5,000	--	79.70	12/5/2023
	10,000	10,000	--	95.18	12/5/2024
	5,000	15,000	--	109.25	12/4/2025
	0	25,000	--	118.66	12/2/2026
						66,066	7,577,134
								8,926	1,023,752
								6,371	730,690

Jaime A. Ramirez	15,000	0	--	70.61	12/6/2022
	11,250	3,750	--	79.70	12/5/2023
	7,500	7,500	--	95.18	12/5/2024
	3,750	11,250	--	109.25	12/4/2025
	0	15,000	--	118.66	12/2/2026
						42,553	4,880,382
								3,899	447,219
								2,188	250,949

John H. Wyatt	1,912	0	--	69.31	4/17/2017
	2,500	0	--	63.72	12/9/2020
	5,000	0	--	64.79	12/8/2021
	10,000	0	--	70.61	12/6/2022
	7,500	2,500	--	79.70	12/5/2023
	5,000	5,000	--	95.18	12/5/2024
	2,500	7,500	--	109.25	12/4/2025
	0	15,000	--	118.66	12/2/2026
						47,444	5,441,388
								5,074	581,908
								2,753	315,684

Footnote to column (c)
All of the options identified in column (c) expire 10 years from the date of grant; the grant date therefore can be determined by subtracting 10 years from the expiration date set forth in column (f). With the exception of the December 2, 2016 grant to John Lundgren, which will vest in two equal installments on April 30, 2018 and April 30, 2019, all of the option grants identified in column (c) vest in four equal annual installments on the first four anniversaries of the date of grant. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability. Employment beyond April 30, 2017 is not a condition to vesting of Mr. Lundgren’s grants.

Footnote to column (g)
The awards identified in this column are (i) time vesting RSUs that have not yet vested; (ii) the performance awards for the 2014 – 2016 performance program, which vested upon distribution in the first quarter of 2017 based on achievement of performance goals as set forth in the Compensation Discussion and Analysis on page 24; (iii) a portion of the performance awards for the 2015 – 2017 performance program, which will vest following the end of the performance period; and (iv) a portion of the performance awards for the 2016-2018 performance program, which will vest following the end of the performance period.

The number of shares not yet vested attributable to the 2015 – 2017 and 2016 – 2018 performance programs reflect achievement of annual goals included in the programs as follows:

	EPS Goals Achieved	CFROI Goals Achieved
2015-2017 Performance Award	2015: between target and maximum	2015: between threshold and target
	2016: between target and maximum	2016: maximum

2016-2018 Performance Award	2016: between target and maximum	2016: maximum

The number of time vesting RSUs granted to each executive that had not vested as of December 31, 2016 is as set forth in the table below. Unless otherwise indicated, awards vest in four equal installments on the first four anniversaries of the grant date.

Grantee	Grant Date	Vesting Schedule	Number of Units not yet vested
John F. Lundgren	December 5, 2013		5,358
	December 5, 2014		10,715
	December 4, 2015		14,063
	December 2, 2016	Vests in two equal installments on April 30, 2018 and	17,263
		April 30, 2019

James M. Loree	December 5, 2013		3,572
	December 5, 2014		7,143
	December 4, 2015		9,375
	December 2, 2016		16,304

Donald Allan, Jr.	December 5, 2013		1,429
	December 5, 2014		2,857
	December 5, 2014	Vests in two equal installments on December 5, 2018 and	30,000
		December 5, 2019
	December 4, 2015		3,750
	December 2, 2016		5,435

Jeffery D. Ansell	December 5, 2013		1,429
	December 5, 2014		2,857
	December 5, 2014	Vests in two equal installments on December 5, 2018 and	30,000
		December 5, 2019
	December 4, 2015		3,750
	December 2, 2016		5,435

Jaime A. Ramirez	December 5, 2013		1,072
	December 5, 2014		2,143
	December 5, 2014	Vests in two equal installments on December 5, 2018 and	10,000
		December 5, 2019
	December 4, 2015		2,813
	December 2, 2016		3,261
	December 2, 2016	Vests in two equal installments on December 2, 2020 and	10,000
		December 2, 2021

John H. Wyatt	December 5, 2013		715
	December 5, 2014		1,429
	December 4, 2015		1,875
	October 21, 2016	Vests in full on November 1, 2018	10,000
	December 2, 2016		3,261
	December 2, 2016	Vests in two equal installments on December 2, 2020 and	20,000
		December 2, 2021

Awards under the 2015 – 2017 and 2016 – 2018 performance programs will vest when awards are distributed, which is generally during the first quarter following completion of the performance cycle. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability.

Footnote to column (i)
The shares identified in this column are the number of shares that may be issued pursuant to the 2015–2017 and 2016–2018 performance awards that are not included in column (g). Because 2016 EPS and CFROI performance exceeded target established for the 2016 fiscal year for the 2015–2017 and 2016–2018 awards and because the 2014–2016 TSR exceeded target TSR established for the 2015–2017 and 2016–2018 awards, these figures assume performance at maximum on all measures as noted below:

	EPS Performance Assumed	CFROI Performance Assumed	TSR Performance Assumed
2015-2017 Performance Award	2017: maximum	2017: maximum	maximum

2016-2018 Performance Award	2017: maximum	2017: maximum	maximum
	2018: maximum	2018: maximum

The awards for the performance periods ending at the end of fiscal years 2017 and 2018 vest upon distribution, which will occur during the first quarter of the fiscal year immediately following the performance period, following release of the Company’s financial statements. An award recipient must generally remain employed until the time of settlement of performance awards, but pro-rated awards will vest and be paid if the performance goals are met and the participant’s employment terminates as a result of retirement, death or disability.

Option Exercises and Stock Vested During 2016 Fiscal Year

The following table provides information concerning options exercised and shares vested for each named executive officer during the Company’s 2016 fiscal year.

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
John F. Lundgren	150,000	7,987,500	72,291	7,349,614
James M. Loree	15,850	1,454,862	40,371	4,162,136
Donald Allan, Jr.	20,000	1,172,394	14,465	1,506,127
Jeffery D. Ansell	5,000	225,575	13,771	1,440,689
Jaime A. Ramirez	0	0	8,224	882,095
John H. Wyatt	12,750	707,114	16,211	1,792,796

Footnote to columns (d) and (e)
Shares acquired are time-vesting RSUs that vested during 2016 and performance awards for the 2014 – 2016 performance period that vested upon distribution in February 2016. The totals in columns (d) and (e) include shares withheld to cover taxes on vesting of restricted stock units and performance awards. The amounts in column (e) were determined by multiplying the number of shares that vested by the closing price of a share of Company common stock on the applicable vesting dates.

Pension Benefits

The following table shows the present value of accumulated benefits payable to each of the named executive officers, including years of service credited, under the Company’s non-qualified defined benefit pension plans.

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
John F. Lundgren	Stanley Black & Decker, Inc.
	Supplemental Executive Retirement Program	12.8	15,173,559	0

James M. Loree	Stanley Black & Decker, Inc.
	Supplemental Executive Retirement Program	17.5	11,130,196	0

Donald Allan, Jr.	--	--	--	--

Jeffery D. Ansell	--	--	--	--

Jaime A. Ramirez	The Black & Decker Pension Plan	4.9	66,186	0

	The Black & Decker Supplemental
	Pension Plan	4.9	74,209	0

John H. Wyatt	--	--	--	--

Footnote to Column (b) of Pension Benefits Table

Stanley Black & Decker, Inc. Supplemental Executive Retirement Program
The Stanley Black & Decker, Inc. Supplemental Executive Retirement Program (“plan”) provides benefits on a non-qualified basis to certain executive officers of the Company (“eligible employees”). Pursuant to amendments approved in 2007, the plan is closed to new participants. Messrs. Lundgren and Loree are the only named executive officers who are eligible employees in this plan. Under this plan, a participant will be entitled to receive a supplemental retirement benefit, before offsets, based on the following formula: 3% of average pay for each of the first five years of service; plus 2% of average pay for each of the next 15 years of service; plus 1% of average pay for each of the next five years of service. For this purpose, average pay is equal to one-third of the participant’s highest total pay (salary and management incentive pay) for any consecutive 36-month period. The benefit will be reduced by the Core Account benefits payable under the Stanley Black & Decker Retirement Account Plan and the Stanley Black & Decker Supplemental Retirement Account Plan. Benefits will be reduced by 0.167% for each month (i.e., 2% per year) that benefits commence prior to the participant’s attainment of age 60. Mr. Lundgren has elected to receive his benefit in the form of a lump sum. Mr. Loree has elected to receive his benefit in the form of a 100% joint and survivor annuity. Benefits are fully vested for both participants.

Black & Decker Retirement Plans
The Stanley Black & Decker Pension Plan (known prior to January 1, 2012 as The Black & Decker Pension Plan) is a non-contributory, tax qualified defined benefit plan that covers most salaried employees of Black & Decker (U.S.) Inc. and its subsidiaries who were employed as of December 31, 2010. All benefit accruals were frozen under the Stanley Black & Decker Pension Plan, effective at the end of 2010. Mr. Ramirez, the only named executive officer who is a participant in this plan, may commence his benefits under this plan after his separation from service, but no earlier than age 55. Mr. Ramirez is also a participant in The Black & Decker Supplemental Pension Plan, a nonqualified defined benefit plan that provides benefits for certain executives that would have accrued under the Stanley Black & Decker Pension Plan were it not for the limits imposed under the tax laws. All benefit accruals under The Black & Decker Supplemental Pension Plan were frozen at the end of 2010. Benefits may be forfeited in the event of fraud or willful misconduct or, in the event that following termination of employment, there is an unauthorized disclosure or use of confidential information. Mr. Ramirez will commence his benefits under The Black & Decker Supplemental Pension Plan at the later of separation from service or age 55.

Footnote to Column (d) of Pension Benefits Table
The present value of the accumulated benefit of each named executive officer is based on the following assumptions: (i) that Mr. Lundgren will receive benefits in a lump sum, based on his written election, at his age at the fiscal year-end, but delayed for six months because Mr. Lundgren is a “specified employee” of the Company, as defined by Section 409A of the Internal Revenue Code (“Code”); (ii) that Mr. Loree will receive benefits in a 100% joint and survivor annuity, based on his written election, at the normal retirement age set forth in the Stanley Black & Decker Inc. Supplemental Executive Retirement Program (age 60), delayed 5½ years (due to a six month delay because Mr. Loree is a “specified employee” of the Company, plus an additional five years in accordance with the applicable provisions of the Stanley Black & Decker Inc. Supplemental Executive Retirement Program and Code Section 409A, because Mr. Loree changed his form of payment election from a lump sum to an annuity in 2013); (iii) that Mr. Ramirez will receive benefits in the normal form at his normal retirement age set forth in the Stanley Black & Decker Pension Plan (age 65) and will receive benefits in a 10 year certain and continuous annuity, based on a default election, at his normal retirement age set forth in the Black & Decker Supplemental Pension Plan (age 65); (iv) the individual will not die or withdraw funds before retirement; (v) adjusted RP-2014 mortality table and future mortality improvement scale, as applicable, and (vi) a discount rate of 4.07% for the Stanley Black & Decker Inc. Supplemental Executive Retirement Program, a discount rate of 3.95% for the Stanley Black & Decker Pension Plan and a discount rate of 3.64% for the Black & Decker Supplemental Pension Plan, as applicable. Mr. Lundgren’s planned retirement in 2017 does not impact the assumptions used for the amounts shown in the Pension Benefits Table in 2016.

Non-Qualified Defined Contribution and Deferred Compensation Plans

Under the terms of the Stanley Black & Decker Supplemental Retirement Account Plan, participants in the Company’s MICP, including its executive officers, may defer receipt of annual incentive awards, provided the election to defer receipt is made in the calendar year prior to grant of the award.

The following relates to the Stanley Black & Decker Supplemental Retirement Account Plan, a non-qualified defined contribution plan as it applies to named executive officers and certain other employees.

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
John F. Lundgren	0	235,566	196,857	0	3,504,010
James M. Loree	69,475	127,186	165,739	0	4,305,629
Donald Allan, Jr.	33,583	64,073	56,349	0	1,554,134
Jeffery D. Ansell	46,725	63,606	158,637	0	1,848,696
Jaime A. Ramirez	0	17,971	8,050	0	114,587
John H. Wyatt	5,417	67,574	8,837	0	143,438

Footnote to column (a) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table
The Company maintains the Stanley Black & Decker Retirement Account Plan, the Stanley Black & Decker Supplemental Retirement Account Plan, and the Deferred Compensation Plan for Participants in the Company’s Management Incentive Compensation Plan. The Deferred Compensation Plan for Participants in the Company’s Management Incentive Compensation Plan has been closed to new deferrals. Mr. Allan is the only named executive officer with a balance in this plan. Certain employees, including the Company’s executive officers, may now defer bonuses and other compensation pursuant to the Stanley Black & Decker Supplemental Retirement Account Plan.

The compensation that may be deferred by employees and the amounts that may be credited to their accounts under the Stanley Black & Decker Retirement Account Plan are limited due to certain provisions of the Internal Revenue Code and the regulations. The Stanley Black & Decker Supplemental Retirement Account Plan provides executive officers and certain other employees with benefits that cannot be provided under the Stanley Black & Decker Retirement Account Plan.

Effective January 1, 2011, an eligible employee may defer up to 50% of base salary and up to 100% of his or her management incentive bonus each year under the Stanley Black & Decker Supplemental Retirement Account Plan. Matching contributions are made under the Stanley Black & Decker Supplemental Retirement Account Plan equal to 50% of the elective deferral contributions from up to 7% of the portion of compensation earned during the year that consists of salary and management incentive bonuses, including elective contributions made from such salary and management incentive bonuses under the Stanley Black & Decker Supplemental Retirement Account Plan or an arrangement described in Internal Revenue Code Section 125 or 401(k) that exceeds the amount of such compensation that may be recognized under the Stanley Black & Decker Retirement Account Plan.

Effective January 1, 2011, supplemental Core allocations are made for certain participants in the Stanley Black & Decker Supplemental Retirement Account Plan, determined on the basis of the formulas in the Stanley Black & Decker Retirement Account Plan for Core allocations, Core Transition Benefit allocations, and Additional Core Transition Benefit allocations, as applied to compensation in excess of the compensation recognized under the Stanley Black & Decker Retirement Account Plan. None of the named executive officers is eligible to receive Additional Core Transition Benefit allocations under the Stanley Black & Decker Supplemental Retirement Account Plan.

Effective January 1, 2011, all matching allocations credited under the Stanley Black & Decker Supplemental Retirement Account Plan, including any supplemental matching allocations that were made prior to 2011, are vested upon completion of one year of service or, if earlier, upon an active employee’s reaching age 55, becoming disabled, or death. Effective January 1, 2011, all Core allocations credited under the Stanley Black & Decker Supplemental Retirement Account Plan, together with prior supplemental Cornerstone allocations, are vested after three years of service or, if earlier, upon a participant’s reaching age 55, becoming disabled, or death, while employed by the Company.

All of the supplemental accounts that are described above are credited with notional investment earnings or losses, depending upon the investment options selected by the participants, which may be changed on a daily basis by the participants. A participant receives a lump sum distribution, or two or five year annual installment payments, based on his or her distribution election of the vested supplemental account balances following termination of employment unless he or she has elected a later distribution date. Upon death, prior to commencing his or her distribution, the vested supplemental account balances are payable in a lump sum or installments, based on the participant’s distribution election, to the designated beneficiary of the participant. However, Mr. Lundgren’s vested accounts will be distributed at the time and in the form elected pursuant to the applicable provisions of his employment agreement. Mr. Loree’s vested accounts that are credited with funds attributable to his supplemental Cornerstone allocations, his supplemental Core allocations, his supplemental Core Transition Benefit allocations, and his pre-2016 elective deferrals and matching allocations will be distributed at the same time and in the same form as his benefit under the Stanley Black & Decker, Inc. Supplemental Executive Retirement Program. However, pursuant to a change in election, his vested accounts that are credited with funds attributable to his pre-2016 elective deferral contributions and matching allocations will be distributed in a lump sum upon his separation from service, plus 10 ½ years (on account of the change in election and being a specified employee) or, if earlier, upon his death. Mr. Loree’s vested accounts attributable to elective deferral contributions and matching allocations credited for 2016 will be distributed in five annual installments commencing upon his separation from service, plus six months (because he is a specified employee) or, if earlier, upon his death.

Footnote to columns (b) and (c) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table
The executive contributions listed in column (b) are reported as compensation in column (c) of the Summary Compensation Table.

The Company contributions listed in column (c) are reported as compensation in column (i) of the Summary Compensation Table.

Footnote to column (d) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table
Participants in the Supplemental Retirement Account Plan may elect to have their account balances credited with notional earnings based on the performance of certain investment options made available to the participants under the plan. Participants may elect to change their investment elections at any time by contacting the Retirement Service Center via telephone or Internet. During the plan year ended December 31, 2016, the accounts of the named executive officers under the plan were credited with earnings at the following rates, based on the investment options which they elected: the Stanley Black & Decker Stock Fund 8.84%; BlackRock Money Market Fund 0.59%; Fixed Interest Rate Fund 3.13%; Loomis Sayles Core Plus Fixed Income Fund 6.96%; SSgA US Intermediate Government/Credit Bond Index Fund 2.07%; EB DL Non SL Aggregate Bond Index Fund 2.51%; SSgA US Inflation Protected Bond Index Fund 4.59%; EB DL Non SL Stock Index Fund 11.92%; SSgA U.S. Total Market Index Fund 12.61%; SSgA US Extended Market Index Fund 16.07%; SSgA Global Equity ex US Index Fund 5.22%; Neuberger Berman Genesis Fund 18.35%; Dodge & Cox International Stock Fund 8.26%; BlackRock LifePath Index Retirement Fund 6.14%; BlackRock LifePath Index 2020 Fund 6.66%; BlackRock LifePath Index 2025 Fund 7.24%; BlackRock LifePath Index 2030 Fund 7.75%; BlackRock LifePath Index 2035 Fund 8.24%; BlackRock LifePath Index 2040 Fund 8.65%; BlackRock LifePath Index 2045 Fund 8.9%; BlackRock LifePath Index 2050 Fund 8.95%; BlackRock LifePath Index 2055 Fund 8.94%. Mr. Allan’s account under the Deferred Compensation Plan for participants in the Company’s Management Incentive Compensation Plan was credited with earnings at a rate of 2.78%, pursuant to the terms of the Plan. The Company has not included any portion of the earnings listed in column (d) as compensation in the Summary Compensation Table.

Footnote to column (e) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table
The amount set forth in column (e) represents the distribution of funds in the Stanley Black & Decker Supplemental Retirement Account Plan pursuant to the terms of that plan.

Executive Officer Agreements

Retirement Agreement with John F. Lundgren

On July 21, 2016, the Company entered into an Executive Retirement Agreement (the “Retirement Agreement”) with John F. Lundgren. Pursuant to the terms of the Retirement Agreement, Mr. Lundgren resigned as Chief Executive Officer of the Company effective July 31, 2016, but continued to serve as Chairman of the Board through December 31, 2016, and will continue to be employed by the Company through April 30, 2017, (the “Retirement Date”) as a Special Advisor.

Pursuant to the Retirement Agreement, Mr. Lundgren will continue to receive his base salary at an annualized rate of $1,400,000 through the Retirement Date; will be paid his 2016 annual bonus in accordance with the Company’s Management Incentive Compensation Plan; will receive a pro-rated award pursuant to the Company’s Management Incentive Compensation Plan for the 2017 fiscal year, with a target bonus equal to his 2016 target bonus, that will be paid in 2018 if the established performance goals are achieved; and received grants of 70,231 stock options and 17,263 restricted stock units (the “FY2016 Grants”) that vest in two equal installments on the first two anniversaries of the Retirement Date, provided that Mr. Lundgren remains in the Company’s employ until the Retirement Date and complies with a noncompetition and nondisparagement covenant until April 30, 2019.

Upon his Retirement on the Retirement Date, Mr. Lundgren will be entitled to continued medical, dental, vision and prescription drug coverage for 24 months following the Retirement Date and certain other benefits, including continued life insurance coverage, title to the company provided automobile used by Mr. Lundgren immediately prior to the Retirement Date, and continued payment of certain fees related to Mr. Lundgren’s continued service as Chair or Vice Chair of the Board of Directors of the National Association of Manufacturers. In addition, for a period of three years following his April 30, 2017 retirement date, the Company will provide executive office space and administrative support.

In the event that Mr. Lundgren’s employment is terminated by the Company without Cause (defined in the Retirement Agreement to include willful and continued failure to substantially perform duties) or by Mr. Lundgren for Good Reason (defined in the Retirement Agreement to include a material adverse alteration by the Company of the nature or status of Mr. Lundgren’s responsibilities and removal of Mr. Lundgren as Chairman of the Board prior to December 31, 2016) prior to the Retirement Date, Mr. Lundgren will be eligible to receive certain severance payments and benefits, subject to his executing a release of claims in favor of the Company and, in certain cases, subject to his compliance with the noncompetition and nondisparagement covenant through the Retirement Date. These severance payments and benefits generally consist of compensation Mr. Lundgren would have received if he had remained employed through the Retirement Date. Under the Retirement Agreement, the Company is also subject to a nondisparagement covenant pursuant to which the Company (and its directors, executive officers and designated spokespersons) cannot make disparaging statements concerning Mr. Lundgren. The restrictive covenants under the Retirement Agreement are in effect for a period of up to two years after the Retirement Date. See the “Termination Provisions Summary” table on page 44, and the footnotes thereto, for information regarding payments that would have become payable to Mr. Lundgren if his employment had been terminated effective December 31, 2016.

Agreement with James M. Loree, President and Chief Executive Officer

In connection with Mr. Loree’s appointment as Chief Executive Officer, effective August 1, 2016, the Company and Mr. Loree entered into a Letter Agreement, dated July 21, 2016 (“Letter”). Under the Letter, Mr. Loree will be employed as the Company’s Chief Executive Officer on an “at will” basis and his employment may be terminated at any time for any reason. Mr. Loree continues to serve as President of the Company and has become a member of the Board.

Pursuant to the Letter, Mr. Loree will receive an annual base salary of $1,200,000; an annual cash bonus under the Company’s Management Incentive Compensation Plan or a successor thereto (“MICP”), with a target bonus opportunity (i) for the Company’s 2016 fiscal year equal to 100% of his annual base salary in effect on January 1, 2016, (ii) for the Company’s 2017 fiscal year equal to 150% of his annual base salary in effect on January 1, 2017 and (iii) for fiscal years after 2017 as determined by the Board; annual grants of equity awards in forms and amounts to be determined annually by the Board, with (i) a grant in December 2016 of stock options and restricted stock units with a grant date value (determined for financial reporting purposes) ranging from approximately $3.7 million to approximately $4.0 million, (ii) equity awards with respect to fiscal year 2017 that are expected to have a target aggregate grant date value (determined for financial reporting purposes) of approximately $8 million and (iii) at least 50% of the grant date value of awards granted each year beginning in 2017 consisting of performance share units and the balance consisting of a mix of stock options and restricted stock units or other instruments determined by the Board in its sole discretion from time to time; employee benefits and perquisites provided to other senior executives of the Company pursuant to the Company’s compensation and benefit plans and arrangements, which may be amended from time to time; continued participation in the Company’s Supplemental Executive Retirement Plan, as may be amended from time to time; and four weeks of paid time off per year.

Pursuant to the Letter, on August 1, 2016, Mr. Loree received a one-time promotion grant of 129,199 stock options that vest in four equal annual installments on the first four anniversaries of the grant date.

In the event that Mr. Loree’s employment is terminated by the Company without Cause (defined in the Letter to include willful and continued failure to substantially perform duties) or by Mr. Loree for Good Reason (defined in the Letter to include a material adverse alteration by the Company of the nature or status of Mr. Loree’s responsibilities and Mr. Loree’s removal from the Board), Mr. Loree will be eligible to receive certain severance payments and benefits, subject to his executing a release of claims in favor of the Company and complying with certain restrictive covenants (including a two-year post-termination non-competition covenant, employee non-solicitation covenant and customer non-solicitation covenant, as well as a confidentiality covenant of indefinite duration) which will be applicable regardless of the reason for Mr. Loree’s termination of employment. Such severance payments and benefits will consist of (A) a lump sum cash severance payment equal to two times the sum of (i) his base salary at termination and (ii) his target annual cash bonus for the year of termination and (B) continued coverage under the Company’s medical, dental, life, vision and prescription drug plans for up to 24 months after termination of employment. Under the Letter, Mr. Loree will be deemed to have given notice to the Board, on the date he attains age 65, that he intends to retire from all positions with the Company and its subsidiaries on the 30th day thereafter (the “Loree Retirement Date”) and such notice shall automatically become effective on the Loree Retirement Date (unless, in the case of Mr. Loree’s service on the Board, Mr. Loree and the Board mutually agree that Mr. Loree will continue to serve on the Board). See the “Termination Provisions Summary” table on page 45, and the footnotes thereto, for information regarding payments that would have become payable to Mr. Loree if his employment had been terminated effective December 31, 2016.

Agreement with John H. Wyatt, President, Stanley Engineered Fastening

On December 22, 2014, the Company offered John H. Wyatt, a citizen of the United Kingdom who was then on assignment with a Belgian subsidiary of the Company serving as the Company’s President, CDIY Europe, a promotion to President, Sales & Marketing, Global Tools & Storage. As a condition to receiving the promotion, Mr. Wyatt was required to relocate to Towson, Maryland. Consistent with European practice, Mr. Wyatt had entered into an employment agreement with the Company’s Belgian subsidiary; that agreement was replaced by the terms set forth in the December 22, 2014 offer of employment (the “Offer Letter”) effective December 30, 2014.

Under the terms of the Offer Letter, Mr. Wyatt’s base salary has been set at $540,000 per year. Mr. Wyatt is entitled to participate in the MICP with an annual target bonus opportunity equal to 50% of his annual base salary, and a maximum potential award equal to 100% of his annual base salary and to receive (a) annual performance awards with a target annual value equal to 50% of his annual base salary and a maximum potential annual performance award equal to 100% of his annual base salary, and (b) annual equity awards as determined by the Compensation & Organization Committee. Mr. Wyatt

also received two special grants totaling 20,000 RSUs. The first of these grants was awarded on February 17, 2015 and vested on November 1, 2016. The second grant was awarded on October 16, 2016, and will vest in full on November 1, 2018. Mr. Wyatt also is eligible to participate in employee benefit plans generally available to the Company’s senior officers.

Mr. Wyatt also receives certain benefits tied to his relocation from Europe to the United States. These benefits include: an annual housing stipend of $120,000; a travel benefit capped at $18,000; reimbursement of incremental cost increases in tuition and boarding for Mr. Wyatt’s minor daughter’s education, until her graduation from high school; and “non-pensionable” compensation of $3,713 per month. These benefits will cease on December 31, 2017. Mr. Wyatt also received a one-time relocation allowance of $10,000 to defray incidental expenses not otherwise covered by the Company’s relocation policy, and will be reimbursed, pursuant to the Company’s relocation policy, for costs to move back to Europe upon termination of his employment other than a termination for cause by the Company or Mr. Wyatt’s voluntary resignation. Finally, the Company will pay for preparation of Mr. Wyatt’s personal income tax filings in the United States and other jurisdictions for the shorter of the lapse of equity instruments granted while in Europe or the duration of Mr. Wyatt’s employment. This benefit is offset against the $5,000 financial and estate planning benefit that would otherwise be available to an officer at Mr. Wyatt’s level.

On January 20, 2016, Mr. Wyatt was promoted to President of the Company’s Engineered Fastening business. In connection with the promotion, Mr. Wyatt’s target MICP bonus for the 2016 fiscal year was equal to 70% of his base salary and his maximum bonus is equal to 140% of his base salary, and his target opportunity under the Long-Term Performance Award program for performance periods beginning with the 2016 fiscal year will be 70% of his base salary with a maximum payout of 140% of base salary.

Termination and Change in Control Provisions

Provisions under Company Incentive Plans

The Company’s MICP, its 2001 and 2009 Long-Term Incentive Plans (the “2001 LTIP” and the “2009 LTIP,” respectively), the 2013 Long Term Incentive Plan (collectively with the 2001 LTIP and the 2009 LTIP, the “LTIPs”) and change in control severance agreements with each of Messrs. Lundgren, Loree, Allan, Ansell, Ramirez and Wyatt, and other senior officers of the Company (“Change in Control Agreements”) include provisions for the acceleration of payments and/or other benefits upon the occurrence of a “Change in Control.”

A change in control under the MICP, the LTIPs and the Change in Control Agreements is generally deemed to have occurred in any of the following circumstances: (i) subject to certain exceptions, a person is or becomes the beneficial owner of securities representing 25% or more of the combined voting power of the Company’s then outstanding securities; (ii) there is a change in the composition of the Board of Directors such that less than a majority of the members were elected, nominated or appointed by at least two-thirds of the incumbent directors; (iii) consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity other than (a) a merger or consolidation where the voting securities of the Company continue to represent at least 50% of the combined voting power of the surviving entity or any parent thereof or (b) a merger or consolidation effected to implement a recapitalization of the Company in which no person is or becomes the beneficial owner of securities representing 25% or more of the combined voting power of the Company’s then-outstanding securities; or (iv) the Company’s shareholders approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of its assets unless the shareholders of the Company own at least 50% of the acquiring entity in substantially the same proportions as their ownership of the Company immediately prior to such sale.

With respect to awards granted after October 13, 2011, the LTIPs and the MICP generally provide for a so-called “double trigger” acceleration in connection with a change in control (each as defined in the applicable plan). Accordingly, no such awards would be accelerated if such awards are assumed or replaced by the resulting entity with an equivalent award and the participant does not incur a qualifying termination prior to the end of the applicable performance period in the case of the MICP or within two years following a change in control in the case of awards under the LTIPs.

With respect to awards granted pursuant to the 2001 LTIP and the 2009 LTIP prior to October 13, 2011, and LTIP and MICP awards granted after October 13, 2011 that are not assumed or replaced by a resulting entity, unless otherwise determined by the Compensation Committee at the time of grant of an award, upon the occurrence of a Change in Control of the Company, (i) participants under the MICP will be entitled to a pro rata portion of their award, assuming achievement of the applicable performance goal(s) at target levels and (ii) with respect to awards under the LTIPs, all options will become immediately exercisable in full and will remain outstanding for the remainder of their terms, all performance awards will become payable or distributable, assuming achievement at target and all restrictions applicable to restricted stock and RSUs will immediately lapse.

Change in Control Agreements with Named Executive Officers

The Company initially entered into a Change in Control Agreement with Mr. Lundgren when he commenced employment on March 1, 2004, with Mr. Loree on May 9, 2003, and with Mr. Ansell on October 13, 2006. The Company entered into amended and restated Change in Control Agreements with each of the foregoing executives on December 10, 2008, in order to comply with the rules of Section 409A of the Code. The changes reflected in the 2008 amended and restated Change in Control Agreements do not generally affect the scope or amount of benefits the respective executive officer would be entitled to receive. The Company entered into the amended and restated Change in Control Agreement with Mr. Allan on February 23, 2009. The Forms of Change in Control Agreements executed with Messrs. Allan and Ansell are on file as exhibits to the Company’s Annual Report on Form 10-K for the year ended January 3, 2009.

In 2012, the Company adopted a new form of Change in Control Agreement that does not include a tax gross up provision. On August 1, 2013, the Company entered into a Change in Control Agreement with Mr. Ramirez and on February 17, 2016, the Company entered into a Change in Control Agreement with Mr. Wyatt using the new form of agreement. The Form of Change in Control Agreement executed with Mr. Ramirez and Mr. Wyatt is on file as exhibit 10.9 to the Company’s Annual Report on Form 10-K for the year ended December 29, 2012.

On July 22, 2016, in connection with Mr. Lundgren’s retirement as CEO and Mr. Loree’s promotion to CEO, the Company entered into Second Amended and Restated Change in Control Agreements with Mr. Lundgren and Mr. Loree. Like the agreements with Mr. Ramirez and Mr. Wyatt, these agreements do not include a tax gross up provision. The Change in Control Agreements executed by Mr. Lundgren and Mr. Loree are on file as exhibits 10.4 and 10.2, respectively, to the Company’s Current Report on Form 8-K dated July 21, 2016.

The Change in Control agreements with Messrs. Allan, Ansell, Ramirez and Wyatt provide for a two year term, subject to recurring one year extensions unless 90 days’ advance notice is given not to extend the term. The Change in Control agreement with Mr. Loree provides for a one year term, subject to recurring one year extensions unless 90 days’ advance notice is given not to extend the term. Further, if a Change in Control occurs during the term, the term of each such agreement will not expire earlier than two years from the date of the Change in Control. The Change in Control Agreement with Mr. Lundgren expires on April 30, 2017. In order to receive benefits under these agreements, an executive officer must incur a qualifying termination of employment during the term of the agreement. A qualifying termination of employment will generally occur if the executive officer’s employment is actually or constructively terminated within two years following a Change in Control. The agreements provide for the following upon a qualifying termination:

(i)	a lump sum cash payment equal to 3 times (for Messrs. Lundgren and Loree) and 2.5 times (for Messrs. Allan, Ansell, Ramirez and Wyatt) annual base salary;

(ii)	a cash payment equal to 3 times (for Messrs. Lundgren and Loree) and 2.5 times (for Messrs. Allan, Ansell, Ramirez and Wyatt) average annual bonus over the 3 years prior to termination;

(iii)	continuation of certain health and welfare benefits and perquisites for 3 years (for Messrs. Lundgren and Loree) and 2.5 years (for Messrs. Allan, Ansell, Ramirez and Wyatt) (or, if shorter, until similar benefits are provided by the executive officer’s new employer);

(iv)	a payment reflecting the actuarial value of an additional 3 years of service credit for retirement pension accrual purposes under any defined benefit or defined contribution plans maintained by the Company (for Messrs. Lundgren and Loree) and 2.5 years of service credit for retirement pension accrual purposes under any defined contribution plans maintained by the Company (for Messrs. Allan, Ansell, Ramirez and Wyatt); and

(v)	outplacement services (with the cost to the Company capped at $50,000). Messrs. Allan and Ansell will also be entitled to receive additional payments to the extent necessary to compensate them for any excise taxes payable by them under the federal laws applicable to excess parachute payments. In accordance with the determination that excise tax gross ups would not be included in any change in control arrangements entered into after 2010, this provision was not included in the agreements with Mr. Ramirez and Mr. Wyatt, which were executed in 2013 and 2016 respectively, or in the amended and restated agreements with Mr. Loree and Mr. Lundgren, which were executed in 2016.

Set forth on pages 44-49 are tables setting forth the dollar amounts that would have been payable at December 31, 2016 under the various termination scenarios applicable for each named executive officer. The figures set forth in the tables assume a stock price of $114.69, the closing price of Company common stock on December 30, 2016, which was the last trading day of the Company’s 2016 fiscal year, in calculating all amounts payable in respect of equity awards. The Company’s 2016 fiscal year ended December 31, 2016.

TERMINATION PROVISIONS SUMMARY
John F. Lundgren

	Voluntary Resignation	Involuntary For Cause	Involuntary w/out Cause or Voluntary for Good Reason (no CIC)	Involuntary w/out Cause upon CIC	Disability	Death (Pre-retirement)	Retirement
Severance	0	0	466,667	14,556,150	0	0	0
Pro rata bonus for year
of termination	3,894,075	0	4,594,075	2,100,000	2,100,000	2,100,000	3,894,075
SERP/Retirement Plan	0	0	0	1,370,746	0	0	0
Supplemental Retirement
Account contributions	0	0	0	1,173,979	0	0	0
Executive benefits &
perquisites	0	0	412,667	412,667	0	0	0
Post-termination
life insurance	106,080	106,080	109,392	111,048	106,080	0	106,080
Post-termination health &
welfare	0	0	11,330	51,817	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross-up	0	0	0	0	0	0	0
Vesting of stock options	1,693,969	0	1,693,969	1,693,969	1,693,969	1,693,969	1,693,969
Vesting of restricted
stock units	3,456,298	0	5,436,191	5,436,191	5,436,191	5,436,191	3,456,298
Vesting of performance
shares	15,204,356	0	15,204,356	15,223,148	15,204,356	15,204,356	15,204,356
Total	24,354,778	106,080	27,928,647	42,179,715	24,540,596	24,434,516	24,354,778

TERMINATION PROVISIONS SUMMARY
James M. Loree

	Voluntary Resignation	Involuntary For Cause	Involuntary w/out Cause or Voluntary for Good Reason (no CIC)	Involuntary w/out Cause upon CIC	Disability	Death (Pre-retirement)	Retirement
Severance	0	0	4,800,000	7,857,540	0	0	0
Pro rata bonus for year
of termination	1,615,320	0	1,615,320	1,200,000	1,615,320	1,615,320	1,615,320
SERP/Retirement Plan	537,264	537,264	537,264	1,546,967	537,264	4,998,527	537,264
Supplemental Retirement
Account contributions	0	0	0	594,279	0	0	0
Executive benefits &
perquisites	0	0	0	117,000	0	0	0
Post-termination
life insurance	207,036	207,036	210,348	212,004	207,036	0	207,036
Post-termination health &
welfare	0	0	31,068	46,602	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross-up	0	0	0	0	0	0	0
Vesting of stock options	1,129,312	0	1,129,312	1,129,312	1,129,312	1,129,312	1,129,312
Vesting of restricted
stock units	4,174,028	0	4,174,028	4,174,028	4,174,028	4,174,028	4,174,028
Vesting of performance
shares	7,591,729	0	7,591,729	7,809,701	7,591,729	7,591,729	7,591,729
Total	15,254,689	744,300	20,089,069	24,737,433	15,254,689	19,508,916	15,254,689

TERMINATION PROVISIONS SUMMARY
Donald Allan, Jr.

	Voluntary Resignation	Involuntary For Cause	Involuntary w/out Cause or Voluntary for Good Reason (no CIC)	Involuntary w/out Cause upon CIC	Disability	Death (Pre-retirement)	Retirement
Severance	0	0	695,000	4,505,367	0	0	0
Pro rata bonus for year
of termination	0	0	1,259,565	695,000	1,259,565	1,259,565	0
SERP/Retirement Plan	0	0	0	0	0	0	0
Supplemental Retirement
Account contributions	0	0	0	284,024	0	0	0
Executive benefits &
perquisites	0	0	0	92,500	0	0	0
Post-termination
life insurance	0	0	14,715	36,788	0	0	0
Post-termination health &
welfare	0	0	12,302	43,682	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross-up	0	0	0	0	0	0	0
Vesting of stock options	0	0	0	451,725	451,725	451,725	0
Vesting of restricted
stock units	0	0	0	4,985,689	4,985,689	4,985,689	0
Vesting of performance
shares	0	0	0	2,418,927	2,772,003	2,772,003	0
Total	0	0	1,981,582	13,563,702	9,468,982	9,468,982	0

TERMINATION PROVISIONS SUMMARY
Jeffery D. Ansell

	Voluntary Resignation	Involuntary For Cause	Involuntary w/out Cause or Voluntary for Good Reason (no CIC)	Involuntary w/out Cause upon CIC	Disability	Death (Pre-retirement)	Retirement
Severance	0	0	695,000	4,558,596	0	0	0
Pro rata bonus for year
of termination	0	0	1,304,065	695,000	1,304,065	1,304,065	0
SERP/Retirement Plan	0	0	0	0	0	0	0
Supplemental Retirement
Account contributions	0	0	0	284,922	0	0	0
Executive benefits &
perquisites	0	0	0	92,500	0	0	0
Post-termination
life insurance	0	0	10,495	26,236	0	0	0
Post-termination health &
welfare	0	0	15,814	49,438	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross-up	0	0	0	0	0	0	0
Vesting of stock options	0	0	0	451,725	451,725	451,725	0
Vesting of restricted
stock units	0	0	0	4,985,689	4,985,689	4,985,689	0
Vesting of performance
shares	0	0	0	2,431,199	2,781,512	2,781,512	0
Total	0	0	2,025,374	13,625,305	9,522,991	9,522,991	0

TERMINATION PROVISIONS SUMMARY
Jaime A. Ramirez

	Voluntary Resignation	Involuntary For Cause	Involuntary w/out Cause or Voluntary for Good Reason (no CIC)	Involuntary w/out Cause upon CIC	Disability	Death (Pre-retirement)	Retirement
Severance	0	0	435,000	1,948,284	0	0	0
Pro rata bonus for year
of termination	0	0	535,101	304,500	535,101	535,101	0
SERP/Retirement Plan	0	0	0	0	0	0	0
Supplemental Retirement
Account contributions	0	0	0	132,187	0	0	0
Executive benefits &
perquisites	0	0	0	92,500	0	0	0
Post-termination
life insurance	0	0	6,369	15,922	0	0	0
Post-termination health &
welfare	0	0	15,814	51,216	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross-up	0	0	0	0	0	0	0
Vesting of stock options	0	0	0	338,794	338,794	338,794	0
Vesting of restricted
stock units	0	0	0	3,359,155	3,359,155	3,359,155	0
Vesting of performance
shares	0	0	0	1,079,921	1,605,800	1,605,800	0
Total	0	0	992,284	7,372,479	5,838,850	5,838,850	0

TERMINATION PROVISIONS SUMMARY
John H. Wyatt

	Voluntary Resignation	Involuntary For Cause	Involuntary w/out Cause or Voluntary for Good Reason (no CIC)	Involuntary w/out Cause upon CIC	Disability	Death (Pre-retirement)	Retirement
Severance	0	0	560,000	2,399,126	0	0	0
Pro rata bonus for year
of termination	315,181	0	315,181	392,000	315,181	315,181	315,181
SERP/Retirement Plan	0	0	0	0	0	0	0
Supplemental Retirement
Account contributions	0	0	0	227,206	0	0	0
Executive benefits &
perquisites	0	0	0	92,500	0	0	0
Post-termination
life insurance	148,046	148,046	149,387	151,399	148,046	0	148,046
Post-termination health &
welfare	0	0	13,762	51,632	0	0	0
Outplacement	0	0	0	50,000	0	0	0
Relocation	0	0	175,800	175,800	175,800	175,800	175,800
280G tax gross-up	0	0	0	0	0	0	0
Vesting of stock options	225,862	0	225,862	225,862	225,862	225,862	225,862
Vesting of restricted
stock units	4,275,643	0	4,275,643	4,275,643	4,275,643	4,275,643	4,275,643
Vesting of performance
shares	1,257,186	0	1,257,186	1,143,918	1,257,186	1,257,186	1,257,186
Total	6,221,918	148,046	6,972,821	9,185,086	6,397,718	6,249,672	6,397,718

Footnotes to Termination Provision Summary Tables
The Company’s 2012 MICP, which applied to the awards that were outstanding at fiscal year-end, provides that, if awards are assumed or replaced on a Change in Control and a qualifying termination occurs, payments will be made on a pro rata basis assuming performance at target. For purposes of these tables, the Company has assumed that this scenario applies.

For the amount of benefits payable under the SERP/Retirement Plan to Mr. Lundgren, and the amount that would be payable at age 60 to Mr. Loree, see column (d) of the “Pension Benefits Table” on page 38. The amount reported in the “Termination Provision Summary Table” for Messrs. Lundgren and Loree represents the incremental value that would have been payable in the event of a termination at year end pursuant to the terms of the SERP/Retirement Plan and the Change in Control Severance Agreements in each scenario.

Benefits that Messrs. Lundgren and Loree would be entitled to receive if their employment were terminated by the Company without cause or if they were to terminate their employment as a result of a constructive termination of employment are described on pages 40-41 under the heading “Executive Officer Agreements.” Under the terms of his agreement, the bonus payment to Mr. Lundgren in the event of a termination that was involuntary without cause or voluntary for good reason would be based on actual performance for 2016 and the first four months of 2017; the disclosures in the table assume target performance would be achieved for 2017. Mr. Lundgren’s agreement also provides for payment of a pro rata bonus at target within 30 days following a termination due to death or disability. The standard terms of the Company’s stock option and restricted unit awards provide that those awards will become fully vested upon retirement, as defined in the terms of grant. Retirement for these purposes is defined as achievement of age 55 and 10 years of service with the Company or any affiliate. This provision does not apply to the grants Mr. Lundgren received in December 2016 or to certain retention awards.

Under the terms of the Change in Control Severance Agreements between the Company and Messrs. Lundgren, Loree, Allan, Ansell, Ramirez and Wyatt in effect at fiscal year-end, these executives would be entitled to life, health and accident insurance coverage for a period of 3 years (for Mr. Loree,), and life, disability, health and accident insurance coverage for a period of 3 years (for Mr. Lundgren) or 2.5 years (for Messrs. Allan, Ansell, Ramirez and Wyatt) upon a termination without cause following a Change in Control. The estimated value of these benefits includes the product of the annual premiums for fully-insured plans and the equivalent costs for self-insured plans paid by the Company for life, health and accident insurance coverage for these executives during 2016 multiplied by the appropriate period of time.

Executive Benefits and Perquisites include the current maximum annual allowance for each executive for financial planning services, the cost incurred by the Company for use of the car the executive is currently using, subject to the limits established by the Company as to the amount it will pay in any year, and an estimate of $5,000 per year as the cost of annual physicals. Perquisites Mr. Lundgren will be entitled to receive following his retirement or in certain other termination scenarios are described on page 40. The relocation benefit for Mr. Wyatt reflects the Company’s best estimate of costs to relocate Mr. Wyatt and his family to the U.K. in certain termination scenarios, as provided in his Employment Agreement.

The value attributable to the vesting of performance shares has been determined assuming performance at target for terminations following a change in control, consistent with the award terms. For termination upon retirement, death or disability, the award provisions specify that distributions would be made, pro rata, at the time awards are otherwise distributed based on the Company’s actual performance for the performance period. The value included in the calculations for performance awards for the 2014 – 2016 performance period equals the amount distributed pursuant to these awards in February 2017. The value included for awards for the 2015 – 2017 and 2016 – 2018 performance periods reflect the following: Performance in 2015 was between the target and maximum EPS goals and between the threshold and target CFROI goals established for 2015 under the 2015 – 2017 performance program. Performance in 2016 was between target and maximum EPS goals and at maximum CFROI goals established for 2016 under both the 2015-2017 and 2016-2018 performance programs. The calculations with respect to distributions upon retirement, death or disability for the 2015 – 2017 and 2016 – 2018 performance periods include the amounts that would have been distributed based on achievement of these goals when distributions are made for these programs had retirement, death or disability occurred on December 31, 2016, as well as a pro-rata portion based on performance at target for the TSR component of the 2015 – 2017 and 2016 – 2018 programs.

ITEM 2—APPROVE 2017 MANAGEMENT INCENTIVE COMPENSATION PLAN

The Stanley Black & Decker, Inc. 2017 Management Incentive Compensation Plan (the “Plan”) was adopted by Stanley’s Board of Directors on February 15, 2017, subject to shareholder approval. The Company is seeking shareholder approval of the new Plan in order to qualify for the performance-based exclusion from the deduction limitations under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) for bonus compensation payable under the Plan. Pursuant to Section 162(m), shareholder approval must be obtained every five years in order for compensation to qualify as performance-based compensation. The new Plan is based on, and is substantially identical to, the 2012 Plan.

The purpose of seeking shareholder approval of the Plan is to give the Company the ability to grant awards that qualify for the performance-based exclusion from the deduction limitations under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) for bonus compensation payable under the Plan.

Section 162(m) generally does not allow a publicly held company to obtain tax deductions for compensation of more than $1 million paid in any year to its chief executive officer or to any of its other three most highly compensated executive officers (other than the chief financial officer). However, compensation payable solely on account of the attainment of one or more performance goals is not subject to the deduction limitation if: (i) the performance goals are objective, pre-established and determined by a committee comprised solely of two or more outside directors; (ii) the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote; and (iii) the committee comprised solely of two or more outside directors certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

The Board believes that adoption of the Plan is necessary to meet the Company’s objectives of securing, motivating and retaining officers and other employees of the Company and its subsidiaries. The following description of the material features of the Plan is qualified in its entirety by reference to the terms of the Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

Description of the Principal Features of the Plan

Purposes. The purposes of the Plan are to reinforce corporate, organizational and business-development goals, to promote the achievement of year-to-year financial and other business objectives, and to reward the performance of eligible employees in fulfilling their individual responsibilities. An additional purpose of the Plan is to serve as a qualified performance-based compensation program under Section 162(m) in order to preserve the Company’s tax deduction for compensation paid under the Plan to “covered employees” as that term is defined in Section 162(m).

Administration. The Plan will be administered by the Compensation and Organization Committee of the Board (the “Committee”), which will consist solely of two or more “outside directors” within the meaning of Section 162(m).

Eligibility. At or prior to the time that performance objectives for a performance period are established, the Committee will designate which employees will participate in the Plan for such performance period (the “Participants”). In general, Participants are employees with managerial responsibilities and include the Company’s Executive Officers and other Senior Managers. In determining the persons to whom awards may be granted and the performance goals relating to each award, the Committee will take into account factors the Committee determines to be relevant in connection with accomplishing the purposes of the Plan. A bonus award that would otherwise be payable to a Participant who is not employed by the Company on the last day of a performance period may be prorated at the discretion of the Committee. As of the date of this Proxy Statement, approximately 800 employees are expected to be eligible for participation in the Plan in 2017, as follows:

Executive Officers	15
Other Eligible Employees	785

Performance Goals. The performance period with respect to which bonuses will be calculated and paid under the Plan will generally be the Company’s fiscal year but the Committee will have the discretion to designate different performance periods. Within 90 days of the beginning of the performance period and in no event after more than 25% of the performance period has lapsed, the Committee will establish in writing, one or more performance goals, specific target objectives for the performance goals, and an objective formula or method for computing the amount of bonus compensation awardable to each Participant if the performance goals are attained.

The performance goals will be based on one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable: (i) pre-tax income or after-tax income; (ii) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets; (iv) operating income; (v) earnings or book value per share (basic or diluted); (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) revenue or return on revenues; (viii) net tangible assets (working capital plus property, plants and equipment) or return on net tangible assets (operating income divided by average net tangible assets) or working capital; (ix) operating cash flow (operating income plus or minus changes in working capital less capital expenditures); (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) sales or sales growth; (xii) operating margin or profit margin; (xiii) share price or total shareholder return; (xiv) earnings from continuing operations; (xv) cost targets, reductions or savings, productivity or efficiencies; (xvi) economic value added; and (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, financial management, project management, supervision of litigation, information technology, or goals relating to divestitures, joint ventures or similar transactions.

Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a parent or subsidiary of the Company, or a division or strategic business unit of the Company, or may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, all as determined by the Committee. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Maximum Bonuses. No Participant’s bonus under the Plan for any twelve month period may exceed the lesser of 300% of the Participant’s annual base salary or $5,000,000.

Limitation on Committee’s Discretion. The Committee does not have the authority to increase the amount of the award payable to an executive officer who is subject to Section 162(m) of the Code upon attainment of a performance goal, but the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant.

Committee Certification of Performance Goal Attainment. As soon as practicable after the end of each performance period (or such sooner time as the performance goals have been met), and before any awards for a particular year can be paid, the Committee will certify in writing to what extent the Company and the Participants have achieved the performance goals for the performance period, including the specific target objectives and the satisfaction of any other material terms of the bonus award, and the Committee will calculate the amount of each Participant’s bonus for the performance period based upon the performance goals, objectives, and computation formulae for the performance period.

Change in Control. Upon a change in control (as defined in the Plan), an outstanding award will not be accelerated if the award is assumed, replaced or converted by the acquiring or successor entity and the Participant’s employment is not involuntarily or constructively terminated prior to the end of the applicable performance period. The determination as to whether an award is assumed, replaced or converted in connection with the change in control will be made by the Committee, in good faith, taking into account such factors as it deems appropriate, including the feasibility of continuing the applicable performance goal(s) based on the resulting entity in the applicable change in control. If an award is not assumed, replaced or converted each outstanding award will be cancelled and in respect of his or her cancelled award a Participant will receive a pro rata portion of the award, calculated by determining the achievement of the applicable performance goal(s) based on actual performance through the date of the applicable change in control, and then multiplying this amount by a fraction, the numerator of which is the number of days completed in the performance period prior to the change in control and the denominator of which is the total number of days in the performance period. In the case where an award is assumed and a Participant incurs an involuntary or constructive termination prior to the end of the applicable performance period, then, unless otherwise provided for in a Participant’s employment or severance agreement or in a severance plan in which the Participant then participates, the Participant will be entitled to receive a pro rata portion of the assumed award, based on target level of performance and based on the number of days completed in the performance period prior to the date of his or her termination of employment. Following a change in control, the Committee may not exercise negative discretion to decrease the amount otherwise payable in respect of any award which is outstanding immediately prior to the occurrence of the change in control.

Amendments; Termination of the Plan. The Plan may be amended or terminated by the Board, provided that no amendment of the Plan may be made without the approval of shareholders if such amendment would require shareholder approval in order for the Plan to continue to comply with Section 162(m) of the Code. In addition, no amendment shall affect adversely any of the rights of any Participant under any award following the end of the performance period to which such award relates, provided that the exercise of the Committee’s discretion to reduce the amount of an award will not be deemed an amendment of the Plan.

Benefits under the Plan. Because individual benefits under the Plan will be determined by the Committee, benefits to be paid under the Plan are not determinable at this time. For amounts paid to the Company’s executive officers named in the Summary Compensation Table pursuant to the 2016 program under the Company’s 2012 Management Incentive Compensation Plan, see the section entitled “MICP Payout for 2016 Performance” on pages 18-20 of this Proxy Statement.

The Board of Directors recommends a vote FOR approval of the Plan.

ITEM 3—ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

As required pursuant to Section 14A of the Securities Exchange Act, and in accordance with the results of the 2011 shareholder advisory vote regarding the frequency of the advisory vote on compensation of our named executive officers, we are asking you to vote on an advisory (non-binding) basis on the following resolution at the 2017 Annual Meeting:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the other executive compensation tables and related narratives and descriptions appearing on pages 13 to 50 of the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders.

This advisory vote, commonly known as a “Say on Pay” vote, gives you the opportunity to express your views about the compensation we pay to our named executive officers, as described in this Proxy Statement. You may vote “FOR” or “AGAINST” the resolution or abstain from voting on the resolution.

Before you vote, please review the Compensation Discussion and Analysis and the tabular and narrative disclosure that follows it. These sections describe our named executive officer pay programs and the rationale behind the decisions made by our Compensation Committee.

We believe you should vote “FOR” our named executive officer compensation program, which we have designed to (1) promote our long term vision, (2) strengthen the alignment among executive pay, performance and strategy, and (3) encourage our executives to deliver investment returns in line with our shareholders’ expectations. Here are the highlights of our 2016 named executive officer pay programs:

●	Company Performance in 2016: Company performance in 2016, as discussed in more detail in our January 26, 2017 earnings release, was as follows:

●	revenues totaled $11.4 billion, up 2% from 2015;

●	organic growth was 4%;

●	diluted GAAP earnings per share was $6.51, up 10% from 2015;

●	working capital turns increased to 10.6x, up 1.4 turns from 2015; and

●	free cash flow totaled $1.1 billion.

●

We Delivered Strong Shareholder Return in 2016: We attained double-digit total shareholder return of 10% in 2016 and recorded three-year annualized total shareholder return of 16%. The closing price of a share of Company common stock at the end of our 2016 fiscal year was $114.69—an increase of 7.46% from the end of our 2015 fiscal year, and a 41.58% increase from the end of our 2013 fiscal year.

●

The Board’s Responsiveness to Shareholders Resulted in a 94.7% Approval in Last Year’s Say on Pay Vote: The Board has reviewed current views on corporate governance “best practices” and considered the strong shareholder support for our programs as evidenced by last year’s “Say on Pay” vote and determined that our executive compensation programs are designed to reward pay for performance.

●

Long-Term Performance Targets are Aggressive: Our record over the last five years shows that performance targets for our long-term performance award programs are not easily achievable, as evidenced by the fact that two of our last five long term incentive programs has paid out below target, and none have paid out at maximum.

●

Pay for Performance Alignment is Strong: When measured against our peers, our executive compensation programs demonstrate strong alignment between executive pay and Company performance. To minimize incentives to achieve short term goals at long-term cost, our incentive programs for our named executive officers, and others, place a greater emphasis on, and provide greater rewards for, achievement of long-term goals. In the most recently available three-year period (2013 – 2015), when our composite financial performance and our TSR relative to our peers were at the 49th and 86th percentiles respective, CEO realizable pay was at the 69th percentile in our peer group.

●

Target Compensation for our Named Executive Officers Reflects Market Conditions: We regularly benchmark our compensation program against market norms. Total compensation opportunity for our named executive officers is targeted to and reasonably aligned with the median percentile of our peer group.

For these reasons, the Board of Directors recommends that shareholders vote FOR the approval of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narratives and descriptions in this Proxy Statement.

The result of the Say on Pay vote will not be binding on the Company or our Board. However, the Compensation Committee will take into account the outcome of the Say on Pay vote when considering named executive compensation arrangements for future years.

ITEM 4—ADVISORY VOTE REGARDING FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED
EXECUTIVE OFFICER COMPENSATION

This year, as required by Section 14A of the Securities Exchange Act, we also are asking you to vote on an advisory (non-binding) basis on the following resolution at the 2017 Annual Meeting:

RESOLVED, that the Company’s shareholders recommend, on an advisory basis, that, after the 2017 Annual Meeting of Shareholders, the Company conduct any required shareholder advisory vote on named executive officer compensation every year, every two years, or every three years in accordance with such frequency receiving the greatest number of votes cast for this resolution.

This non-binding advisory vote, commonly known as a “Say When on Pay” vote, gives you the opportunity to express your views about how frequently (but at least once every three years) we should conduct a Say on Pay vote. You may vote for Say on Pay votes to be held "EVERY YEAR," "EVERY TWO YEARS" OR "EVERY THREE YEARS" in response to the resolution or you may abstain from voting on the resolution. This vote, which we last held at our 2011 Annual Meeting, is required at least once every six years.

Though we currently hold our Say on Pay votes every year, we continue to believe there are valid arguments regarding the relative benefits of both annual and less frequent Say on Pay votes. After considering input from shareholders, the preference evident from voting results at other companies similar in size to ours, and practical commentary that has become widely available with respect to the Say When on Pay vote since its implementation, the Board determined that it was appropriate to recommend that the Say on Pay vote continue to be held each year.

For these reasons, the Board of Directors unanimously recommends that shareholders vote for the Company to conduct any required shareholder advisory vote on named executive officer compensation every year.

The results of the Say When on Pay vote will be advisory and will not be binding upon the Company or our Board. However, we will take into account the outcome of the Say When on Pay vote when determining how frequently the Company will conduct future Say on Pay votes and will disclose our frequency decision as required by the Securities and Exchange Commission.

ITEM 5—APPROVAL OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

Subject to the action of the shareholders at the Annual Meeting, the Board of Directors, on recommendation of the Audit Committee, has appointed Ernst & Young LLP (“Ernst & Young”) as the registered independent public accounting firm to audit the financial statements of the Company for the current fiscal year. In the event the shareholders fail to ratify the appointment, the Audit Committee will consider it a direction to consider other auditors for the subsequent year. Because it is difficult and not cost effective to make any change in independent registered public accounting firms so far into the year, the appointment of Ernst & Young would probably be continued for 2017 unless the Audit Committee or the Board of Directors finds additional good reason for making an immediate change. Ernst & Young and predecessor firms have been the Company’s auditors for the last 73 years. The Audit Committee and the Board of Directors believe that the continued retention of Ernst & Young to serve as the Company’s independent auditor is in the best interests of the Company and its investors. Representatives of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

The Board of Directors recommends a vote FOR approval of the selection of Ernst & Young LLP as the Company’s registered independent public accounting firm for the 2017 fiscal year.

Fees of Independent Auditors

General. In addition to retaining Ernst & Young to audit the Company’s consolidated financial statements for 2016, the Company retained Ernst & Young and other accounting and consulting firms to provide advisory, auditing and consulting services in 2016. The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by Ernst & Young. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally subject to a specific budget amount. With respect to non-audit services, the Audit Committee will consider and, if appropriate, give pre-approval to specific sub-categories of such services with related budget amounts. The Audit Committee may delegate pre-approval authority to one or more of its members. Ernst & Young and management are required to periodically report to the full Audit Committee regarding the extent of services provided by Ernst & Young in accordance with the Audit Committee’s policies. All of the fees paid to Ernst & Young under the categories “audit-related,” “tax services,” and “other services” were pre-approved by the Audit Committee. The aggregate fees billed to the Company by Ernst & Young for professional services in 2015 and 2016 were as follows:

Audit Fees. The aggregate fees billed by Ernst & Young to the Company for professional services rendered for the audit of the Company’s annual financial statements, reviews of the financial statements included in the Company’s Forms 10-Q, and services rendered in connection with statutory audits for 2015 and 2016 were $12,526,630 and approximately $13,155,305, respectively.

Audit Related Fees. The aggregate fees billed by Ernst & Young to the Company in 2015 and 2016 for professional services rendered for assurance and related services that are reasonably related to the performance of the audit of the Company’s annual financial statements were $886,080 and approximately $736,000, respectively. Audit related services generally include fees for audits of companies acquired and sold, pension audits, accounting related consultations, and filings with the Securities and Exchange Commission.

Tax Fees. The aggregate fees billed by Ernst & Young to the Company in 2015 and 2016 for professional services rendered for tax compliance, tax advice and tax planning were $5,236,034 and approximately $4,878,209, respectively. Tax services include domestic and foreign tax compliance and consulting.

All Other Fees. Ernst & Young did not bill the Company for any fees for services other than audit services, audit related services and tax services in 2015 or 2016.

VOTING INFORMATION

Only shareholders of record as of February 17, 2017 are entitled to vote

The Company has only one class of shares outstanding. Only shareholders of record at the close of business on February 17, 2017, as shown in our records, will be entitled to vote, or to grant proxies to vote, at the Annual Meeting. On the record date, 152,628,333 shares of common stock, $2.50 par value, were outstanding and entitled to vote. On all matters voted upon at the Annual Meeting and any adjournment or postponement thereof, the holders of the common stock vote together as a single class, with each record holder of common stock entitled to one vote per share.

A majority of the votes entitled to be cast on a matter must be represented for a vote to be taken.

In order to have a quorum, a majority of the votes entitled to be cast on a matter must be represented in person or by proxy at the Annual Meeting. If a quorum is not present, a majority of shares that are represented may postpone the meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present.

Vote required for approval

As long as holders representing at least a majority of the shares of Company common stock outstanding as of February 17, 2017 are present at the Annual Meeting in person or by proxy:

Because the election of directors is uncontested, the Company’s majority voting policy will apply. Under that policy, which implements Section 33-809 of the Connecticut Business Corporation Act, the term of a nominee in an uncontested election who receives more votes “against” than “for” election will end on the earlier of (1) ninety (90) days from the date on which the voting results are determined, or (2) the date on which the Board selects an individual to fill the office held by such director; provided that the Board (excluding such nominee) may select any qualified individual to fill the office held by a director who receives more votes “against” than “for” election. In a contested election, the majority voting policy would not apply to the election of that director; such director would be elected by a plurality of votes cast. A properly executed proxy marked “abstain” as to any director will not be voted in connection with the election of that director.

The following matters will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast against that proposal:

●	the Company’s 2017 Management Incentive Compensation Plan,

●	the compensation of the Company’s named executive officers (on an advisory basis), and

●	the proposal to appoint Ernst & Young LLP as the registered independent public accounting firm for the 2017 fiscal year will be approved.

The recommendation regarding frequency of future Say on Pay votes shall be that number of years receiving the most votes of the votes cast.

Voting your shares registered in your name or held in “street name”

The Board of Directors of the Company is soliciting proxies from the shareholders of the Company. This will give you the opportunity to vote at the Annual Meeting. When you deliver a valid proxy, the shares represented by that proxy will be voted in accordance with your instructions.

Shareholders of record may vote by any one of the following methods:

(1)	GO TO THE WEBSITE: www.envisionreports.com/SWK to vote over the Internet anytime up to 7:00 a.m. EDT on April 20, 2017, and follow the instructions provided on that site.

(2)	CALL 1-800-652-8683 from the US or Canada (this call is toll free) to vote by telephone anytime up to 7:00 a.m. EDT on April 20, 2017, and follow the instructions provided in the recorded message.

(3)

COMPLETE, SIGN, DATE AND MAIL your proxy card in the postage-prepaid envelope provided. Your proxy card must be received by Computershare Investor Services, LLC, the Company’s transfer agent, prior to the commencement of the Annual Meeting at 9:30 a.m. EDT, on April 20, 2017, unless you attend the meeting, in which event you may deliver your proxy card, or vote by ballot, at the meeting. If you are voting by telephone or by the Internet, please do not return your proxy card.

If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares.

Voting your shares held in the Stanley Black & Decker Retirement Account Plan (formerly the Stanley Account Value Plan)

If you hold shares in the Company through the Stanley Black & Decker Retirement Account Plan (the “401(k) Plan”), you can instruct the trustee, Wells Fargo Bank, N.A., in a confidential manner, how to vote the shares allocated to you in the 401(k) Plan by one of the following three methods:

(1)	GO TO THE WEBSITE: www.envisionreports.com/SWK to vote over the Internet anytime up to 7:00 a.m. EDT on April 18, 2017, and follow the instructions provided on that site.

(2)	CALL 1-800-652-8683 from the US or Canada (this call is toll free) to vote by telephone anytime up to 7:00 a.m. EDT on April 18, 2017, and follow the instructions provided in the recorded message.

(3)	COMPLETE, SIGN, DATE AND MAIL your instruction card in the enclosed postage-prepaid envelope. Your instruction card must be received by Computershare Investor Services, LLC, the Company’s transfer agent, no later than 7:00 a.m. EDT on April 18, 2017, to ensure that the trustee of the 401(k) Plan is able to vote the shares allocated to you in accordance with your wishes at the Annual Meeting.

In addition, because only the trustee of the 401(k) Plan can vote the shares allocated to you, you will not be able to vote your 401(k) shares personally at the Annual Meeting. Please note that the trust agreement governing the 401(k) Plan provides that if the trustee does not receive your voting instructions, the trustee will vote your allocated shares in the same proportion as it votes the allocated shares for which instructions are received from participants and beneficiaries of deceased participants. The trust agreement also provides that unallocated shares are to be voted by the trustee in the same proportion as it votes allocated shares for which instructions are received from participants and beneficiaries of deceased participants. Therefore, by providing voting instructions with respect to your allocated shares, you will in effect be providing instructions with respect to a portion of the unallocated shares and a portion of the allocated shares for which instructions were not provided as well. Voting of the 401(k) Plan shares by the trustee is subject to federal pension laws, which require the trustee to act as a fiduciary for 401(k) Plan participants and beneficiaries in deciding how to vote the shares. Therefore, irrespective of these voting provisions, it is possible that the trustee may decide to vote allocated shares for which it does not receive instructions (as well as unallocated shares) in a manner other than on a proportionate basis if it believes that proportionate voting would violate applicable law. The only way to ensure that the trustee votes shares allocated to you in the 401(k) Plan in accordance with your wishes is to provide instructions to the trustee in the manner set forth above.

If you are a participant (or beneficiary of a deceased participant) in the 401(k) Plan and you also own other shares of common stock outside of your 401(k) Plan account, you should receive a voting card for shares credited to your account in the 401(k) Plan, a separate voting instruction card if you are a record holder of additional shares of Company common stock, and a voting instruction card if you hold additional shares of Company common stock through a broker, bank or other nominee. You must vote shares that you hold as a shareholder of record, shares that you hold through a broker, bank or other nominee, and shares that are allocated to your 401(k) Plan account separately in accordance with each of the proxy cards and voting instruction cards you receive with respect to your shares of Company common stock in order to ensure that all of your shares are voted in accordance with your wishes.

Changing your vote by revoking your proxy

If you have shares registered in your own name:

If you are a registered holder, there are three ways in which you may revoke your proxy and change your vote:

●	First, you may send a written notice to the Company’s transfer agent, Computershare Investor Services, LLC at 7600 Grant Street, Burr Ridge, IL 60527-7275, stating that you would like to revoke your proxy. This notice must be received prior to commencement of the Annual Meeting at 9:30 a.m. on April 20, 2017.

●	Second, you may complete and submit a new later-dated proxy by any of the methods described above under “Voting your shares registered in your name or held in “street name.” The latest dated proxy actually received by the Company in accordance with the instructions for voting set forth in this Proxy Statement prior to the Annual Meeting will be the one that is counted, and all earlier proxies will be revoked.

●	Third, you may attend the Annual Meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy. You must vote in person at the meeting to revoke your proxy.

If a broker holds your shares in “street name:”

If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change or revoke your proxy with respect to those shares.

If you are a 401(k) Plan holder:

There are two ways in which you may revoke your instructions to the trustee and change your vote with respect to voting the shares allocated to you in the 401(k) Plan:

●	First, you may send a written notice to the Company’s transfer agent, Computershare Investor Services, LLC at 7600 Grant Street, Burr Ridge, IL 60527-7275, stating that you would like to revoke your instructions to Wells Fargo Bank, N.A., the trustee for the 401(k) Plan. This written notice must be received no later than 7:00 a.m. EDT on April 18, 2017, in order to revoke your prior instructions.

●

Second, you may submit new voting instructions under any one of the methods described above under “Voting your shares held in the Stanley Black & Decker Retirement Account Plan.” The latest dated instructions actually received by Wells Fargo Bank, N.A., the trustee for the 401(k) Plan, in accordance with the instructions for voting set forth in this Proxy Statement, will be the ones that are counted, and all earlier instructions will be revoked.

How proxies are counted

Shares of the common stock represented by proxies received by the Company (whether through the return of a proxy card, by telephone or over the Internet), where the shareholder has specified his or her choice with respect to the proposals described in this Proxy Statement (including the election of directors), will be voted in accordance with the specification(s) so made. If your proxy is properly executed but does not contain voting instructions, or if you vote via telephone or the Internet without indicating how you want to vote with respect to any item, your shares will be voted as follows:

●	“FOR” the election of all nominees for the Board of Directors,

●	“FOR” the approval of the 2017 Management Incentive Compensation Plan,

●	“FOR” the approval, on an advisory basis, of the compensation of named executive officers,

●	“EVERY 1 YEAR” with respect to the frequency of future Say on Pay votes, and

●	“FOR” the ratification of the appointment of Ernst & Young LLP as the registered independent public accounting firm for the 2017 fiscal year.

A valid proxy also gives the individuals named as proxies authority to vote in their discretion when voting the shares on any other matters that are properly presented for action at the Annual Meeting.

A properly executed proxy marked ABSTAIN will not be voted. However, it may be counted to determine whether there is a quorum present at the Annual Meeting.

If the shares you own are held in “street name” by a broker or other nominee entity, and you provide instructions to the broker or nominee as to how to vote your shares, your broker or other nominee entity, as the record holder of your shares, is required to vote your shares according to your instructions. Under the New York Stock Exchange rules, certain proposals, such as the ratification of the appointment of the Company’s independent auditors, are considered “routine” matters and brokers and other nominee entities generally may vote on such matters on behalf of beneficial owners who have not furnished voting instructions. For “non-routine” matters, brokers and other nominee entities may not vote unless they have received voting instructions from the beneficial owner. “Non-routine” matters include the election of directors, the approval of the Company’s 2017 Management Incentive Compensation Plan, and the “say on pay” and “say when on pay” advisory votes.

A “broker non-vote” occurs when a broker or other nominee entity does not vote on a particular proposal because it does not have authority under the New York Stock Exchange rules to vote on that particular proposal without receiving voting instructions from the beneficial owner.

Broker non-votes will not be counted with respect to the matters to be acted upon but will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

If you hold shares in the Company through the 401(k) Plan, please note that the trust agreement governing the 401(k) Plan provides that if the trustee does not receive your voting instructions, the trustee will vote your allocated shares in the same proportion as it votes the allocated shares for which instructions are received from participants and beneficiaries of deceased participants. The trust agreement also provides that unallocated shares are to be voted by the trustee in the same proportion as it votes allocated shares for which instructions are received from participants and beneficiaries of deceased participants. Therefore, by providing voting instructions with respect to your allocated shares, you will in effect be providing instructions with respect to a portion of the unallocated shares and a portion of the allocated shares for which instructions were not provided as well. Voting of the 401(k) Plan shares by the trustee is subject to federal pension laws, which require the trustee to act as a fiduciary for 401(k) Plan participants and beneficiaries in deciding how to vote the shares. Therefore, irrespective of these voting provisions, it is possible that the trustee may decide to vote allocated shares for which it does not receive instructions (as well as unallocated shares) in a manner other than on a proportionate basis if it believes that proportionate voting would violate applicable law. The only way to ensure that the trustee votes shares allocated to you in the 401(k) Plan in accordance with your wishes is to provide instructions to the trustee in the manner set forth above.

Confidential Voting

All proxies, ballots and tabulations of shareholders will be kept confidential, except where mandated by law and other limited circumstances.

For participants in the 401(k) Plan, your instructions to the trustee on how to vote the shares allocated to you under the 401(k) Plan will be kept confidential.

Solicitation of Proxies

Your proxy is solicited on behalf of the Board of Directors. The Company will pay all of the expenses of the solicitation. In addition to the distribution of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of the Company, who will receive no additional compensation therefor. The Company has retained D.F. King & Co. to aid in the solicitation of proxies. The Company expects the additional expense of D.F. King’s assistance to be approximately $13,000. The Company also will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to deliver proxy materials to beneficial owners. The Company will, upon request, reimburse these institutions for their reasonable expenses in delivering proxies and proxy material to beneficial owners. A copy of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission for its latest fiscal year is available without charge to shareholders at the Company’s website at www.stanleyblackanddecker.com or upon written request to Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations.

Householding

In order to reduce printing and mailing costs and associated fees, the Company may deliver a single copy of this Proxy Statement and the Annual Report to multiple shareholders who share the same address in accordance with the Securities and Exchange Commission’s householding procedures. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon request, the Company will promptly deliver a copy of this Proxy Statement and the Annual Report to any shareholder at a shared address to which the Company delivered a single copy of these documents. To obtain a copy, shareholders may call the Company’s proxy solicitor, D.F. King & Co., Inc. at tel. (800) 735-3107, write to them at 48 Wall Street, New York, New York, 10005, or write to us at Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attn: Investor Relations.

Shareholders who currently receive multiple copies of the Proxy Statement and Annual Report, or Notice Regarding the Availability of Proxy Materials, at one address and would like to request “householding” of their communications in future should contact their broker, call the Company’s proxy solicitor, D.F. King & Co., Inc. at tel. (800) 735-3107, write to them at 48 Wall Street, New York, New York, 10005, or write to us at Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attn: Investor Relations.

Shareholder Proposals for the 2018 Annual Meeting

Shareholder proposals, submitted pursuant to Rule 14a-8 of the Exchange Act, intended to be presented at the Company’s 2018 Annual Meeting must be received by the Secretary not later than November 8, 2017 for inclusion in the Proxy Statement and form of proxy relating to such meeting. A shareholder who otherwise intends to present business at the Company’s 2018 Annual Meeting must comply with the Company’s Bylaws, which state, among other things, that to properly bring business before an annual meeting, a shareholder must give notice to the Secretary in proper written form not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the date on which the

Proxy Statement was first distributed relating to the immediately preceding Annual Meeting of Shareholders. Thus, a notice of a shareholder proposal for the 2018 Annual Meeting, submitted other than pursuant to Rule 14a-8, will not be timely if received by the Secretary before November 8, 2017 or after December 8, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance

In connection with a 2016 year-end review of share ownership of our executive officers and directors, the Company discovered discrepancies related to stock reporting for certain executive officers that resulted from transactions that had occurred several years ago. This prompted a comprehensive review that was completed in late February. From this review, the Company determined that three sales by Jeffery D. Ansell, four sales by Michael A. Bartone, one sale by James Cannon, two sales by James M. Loree, three sales by Jaime A. Ramirez, two sales by Steven J. Stafstrom and four sales by John H. Wyatt, all of which occurred prior to 2016, had not been reported. These transactions have been reported in recent Form 4 filings. In addition, a sale by James Cannon was reported several days late, on May 2, 2016, and a sale by Michael A. Bartone was reported several weeks late, on September 15, 2016. The Company has reviewed the circumstances that led to delayed reporting of each of these transactions and, based on those findings, is enhancing its controls and procedures to prevent a recurrence.

Questions

If you have questions about this proxy solicitation or voting, please call the Company’s proxy solicitor, D.F. King & Co., Inc. at tel. (800) 735-3107, write to them at 48 Wall Street, New York, New York, 10005, or write to us at Corporate Secretary, 1000 Stanley Drive, New Britain, Connecticut 06053.

For the Board of Directors

Bruce H. Beatt
Secretary

Exhibit A

The Stanley Black & Decker 2017 Management Incentive Compensation Plan

1.	Purpose. The purpose of Stanley Black & Decker Management Incentive Compensation Plan is to reinforce corporate, organizational and business-development goals, to promote the achievement of year-to-year financial and other business objectives and to reward the performance of eligible employees in fulfilling their personal responsibilities.

2.	Definitions. The following terms, as used herein, shall have the following meanings:

	(a)	“Affiliate” shall mean, with respect to the Company or any of its subsidiaries, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

	(b)	“Award” shall mean an incentive compensation award, granted pursuant to the Plan that is contingent upon the attainment of Performance Goals with respect to a Performance Period.

	(c)	“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

	(d)	“Board” shall mean the Board of Directors of the Company.

	(e)	A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareowners was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(3) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (i) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(4) the shareowners of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareowners of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(f)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)	“Committee” shall mean the Compensation and Organization Committee of the Board of Directors, the composition of which shall at all times consist solely of two or more “outside directors” within the meaning of section 162(m) of the Code.

(h)	“Company” shall mean Stanley Black & Decker, Inc. and its successors.

(i)	“Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

(j)	“Disability” shall have the meaning set forth in Section 22(e)(3) of the Code, or any successor provision.

(k)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)	“Participant” shall mean any employee of the Company or an Affiliate who is, pursuant to Section 4 of the Plan, selected to participate in the Plan.

(m)

“Performance Goals” shall mean performance goals based on one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable: (i) pre-tax income or after-tax income; (ii) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets; (iv) operating income; (v) earnings or book value per share (basic or diluted); (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) revenue or return on revenues; (viii) net tangible assets (working capital plus property, plants and equipment) or return on net tangible assets (operating income divided by average net tangible assets) or working capital; (ix) operating cash flow (operating income plus or minus changes in working capital less capital expenditures); (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) sales or sales growth; (xii) operating margin or profit margin; (xiii) share price or total shareholder return; (xiv) earnings from continuing operations; (xv) cost targets, reductions or savings, productivity or efficiencies; (xvi) economic value added; and (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, financial management, project management, supervision of litigation, information technology, or goals relating to divestitures, joint ventures or similar transactions. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a parent or subsidiary of the Company, or a division or strategic business unit of the Company, or may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Each of the foregoing Performance Goals shall be evaluated in accordance with generally accepted accounting principles, where applicable, and shall be subject to certification by the Committee.

(n)	“Performance Period” shall mean, unless the Committee determines otherwise, a period of no longer than 12 months.

(o)	“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareowners of the Company in substantially the same proportions as their ownership of shares of the Company.

(p)	“Plan” shall mean the Stanley Black & Decker Management Incentive Compensation Plan, as amended from time to time.

(q) “Retirement” shall mean a Participant’s termination of employment with the Company or an Affiliate thereof at or after attaining age 55 and completing ten years of service.

3.	Administration. The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and performance criteria, including Performance Goals, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Awards; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any parent or subsidiary of the Company or the financial statements of the Company or any parent or subsidiary of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles; provided that, with respect to any Award to a Covered Employee such adjustment shall only be made to the extent it does not result in the loss of the otherwise available exemption of such award under Section 162(m) of the Code.

All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

Subject to Section 162(m) of the Code or as otherwise required for compliance with other applicable law, the Committee may delegate all or any part of its authority under the Plan to any officer or officers of the Company.

4.	Eligibility. Awards may be granted to Participants in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the Performance Goals relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.	Terms of Awards. Awards granted pursuant to the Plan shall be communicated to Participants in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein.

(a) In General. On or prior to the earlier of the 90th day after the commencement of a Performance Period or the date on which 25% of a Performance Period has elapsed, the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the Participants for such Performance Period and the Performance Goals applicable to each Award for each Participant with respect to such Performance Period. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Awards shall be made only if and to the extent the Performance Goals with respect to such Performance Period are attained.

(b) Special Provisions Regarding Awards. Notwithstanding anything to the contrary contained in this Section 5, in no event shall payment in respect of an Award granted for a Performance Period be made to a Participant who is or is reasonably expected to be a Covered Employee exceed the lesser of 300% of the Participant’s annual base salary on the date the Performance Period commences for any twelve month period or $5,000,000. The Committee may, in its sole discretion, increase (subject to the maximum amount set forth in this Section 5(b)) or decrease the amounts otherwise payable to Participants upon the achievement of Performance Goals under an Award; provided, however, that in no event may the Committee so increase the amount otherwise payable to a Covered Employee pursuant to an Award.

(c) Time and Form of Payment. Subject to Section 6(h), all payments in respect of Awards granted under this Plan shall be made in cash on the 45th day following the end of the Performance Period but in no event later than the 45th day following the fiscal year in which the Award vests.

6.	General Provisions.

	(a)	Compliance with Legal Requirements. The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

	(b)	Nontransferability. Awards shall not be transferable by a Participant except upon the Participant’s death following the end of the Performance Period but prior to the date payment is made, in which case the Award shall be transferable in accordance with any beneficiary designation made by the Participant in accordance with Section 6(l) below or, in the absence thereof, by will or the laws of descent and distribution.

	(c)	No Right To Continued Employment. Nothing in the Plan or in any Award granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way whatever rights otherwise exist of the Company to terminate such Participant’s employment or change such Participant’s remuneration.

	(d)	Withholding Taxes. Where a Participant or other person is entitled to receive a payment pursuant to an Award hereunder, the Company shall have the right either to deduct from the payment, or to require the Participant or such other person to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

	(e)	Amendment, Termination and Duration of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment that requires shareholder approval in order for the Plan to continue to comply with Section 162(m) of the Code shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment (other than an amendment necessary to comply with Section 409A of the Code) shall affect adversely any of the rights of any Participant under any Award following the end of the Performance Period to which such Award relates, provided that the exercise of the Committee’s discretion pursuant to Section 5(b) to reduce the amount of an Award shall not be deemed an amendment of the Plan.

	(f)	Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

	(g)	Termination of Employment.

(i) Unless otherwise provided by the Committee, and except as set forth in subparagraph (ii) of this Section 6(g), a Participant must be actively employed by the Company or one of its Affiliates at the end of the Performance Period in order to be eligible to receive payment in respect of such Award.

(ii) Unless otherwise provided by the Committee, if a Participant’s employment is terminated as result of death, Disability or Retirement prior to the end of the Performance Period, the Participant’s Award shall be cancelled and in respect of his or her cancelled Award the Participant shall receive a pro rata portion of the Award as determined by the Committee and such Award shall be payable at the same time as Awards are paid to active Participants.

	(h)	Change in Control. Notwithstanding any provision in the Plan to the contrary, upon a Change in Control, unless an outstanding Award is assumed, replaced or converted by the successor or the resulting entity (or any parent thereof), each outstanding Award shall be cancelled and in respect of his or her cancelled Award a Participant shall receive a pro rata portion of the Award, calculated by determining the achievement of the applicable Performance Goal or Performance Goals based on actual performance though the date of such Change in Control, and then multiplying this amount by a fraction, the numerator of which is the number of days completed in the Performance Period prior to the Change in Control and the denominator of which is the total number of days in the Performance Period (the “Pro Rata Change in Control Amount”). The determination as to whether an Award is assumed, replaced or converted in connection with the Change in Control shall be made by the Committee, in good faith, taking into account such factors as it deems appropriate, including the feasibility of continuing the applicable Performance Goals or Performance Goals based on the resulting entity in the applicable Change in Control. If (i) an Award is assumed, replaced or converted pursuant to the immediately preceding sentence (an “Assumed Award”) and (ii) if a Participant incurs a termination by the Company without Cause or if the Participant terminates his or her employment for Good Reason, in each case, prior to the end of the applicable performance period, then, unless otherwise provided for in a Participant’s employment or severance agreement or in a severance plan in which the Participant then participates, such Participant will be entitled to receive a pro rata portion of the Assumed Award, assuming the achievement of the underlying performance goals at target level and based on the number of days completed in the Performance Period prior to the date of his or her termination of employment. The pro rata portion of the Change in Control Amount shall be paid in cash as soon as practicable following the Change in Control and the pro rate portion of the Assumed Award will be paid within 30 days following such participant’s termination of employment. After a Change in Control, the Committee may not exercise the discretion referred to in Section 5(b) to decrease the amount payable in respect of any Award which is outstanding immediately prior to the occurrence of the Change in Control.

	(i)	Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

	(j)	Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Connecticut without giving effect to the conflict of laws principles thereof.

	(k)	Effective Date. The Plan shall take effect upon its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the shareholders of the Company in order to comply with Section 162(m) of the Code. In the absence of such approval, the Plan (and any Awards made pursuant to the Plan prior to the date of such approval) shall be null and void.

	(l)	Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant and an Award is payable to the Participant’s beneficiary pursuant to Section 6(b), the Participant’s estate shall be deemed to be the grantee’s beneficiary.

	(m)	Interpretation. The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

7.	Detrimental Activity and Recapture Provisions. The Committee or the Board may provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any gain related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee or the Board from time to time (including under any applicable clawback policy adopted by the Company), including, without limitation, in the event that a Participant, during employment or other service with the Company or an Affiliate, engages in activity detrimental to the business of the Company. In addition, notwithstanding anything in the Plan to the contrary, the Committee or the Board may also provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any gain related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or the Board under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which common stock of the Company may be traded or under any clawback policy adopted by the Company.

Directions to the Annual Meeting of Shareholders of Stanley Black & Decker, Inc.

JOHN F. LUNDGREN CENTER FOR LEARNING AND DEVELOPMENT
1000 Stanley Drive
New Britain, Connecticut 06053

FROM NEW YORK STATE, DANBURY, WATERBURY VIA I-84 EAST:	FROM MASSACHUSETTS OR BRADLEY AIRPORT VIA I-91 SOUTH TO I-84 WEST:

Exit #37 (Fienemann Road).	Exit #37 (Fienemann Road).
Right at stop light at end of ramp.	Right at stop light at end of ramp.
Right at first stop light onto Slater Road.	Right at second stop light onto Slater Road.
Approximately 1 mile to entrance for Mountain	Approximately 1 mile to entrance for Mountain
View Corporate Park (Stanley Drive). Right into	View Corporate Park (Stanley Drive). Right into
entrance, follow driveway to the John F. Lundgren	entrance, follow driveway to the John F. Lundgren
Center for Learning and Development.	Center for Learning and Development.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 7:00 a.m., Eastern Daylight Time, on April 20, 2017.
Vote by Internet
●	Go to www.envisionreports.com/SWK
●	Or scan the QR code with your smartphone
●	Follow the steps outlined on the secure website
Vote by telephone
●	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
●	Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card
▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proposals — The Board of Directors recommends you vote FOR all the nominees listed, FOR Proposals 2, 3 and 5, and every 1 YR for Proposal 4.
1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 - Andrea J. Ayers	☐	☐	☐	02 - George W. Buckley	☐	☐	☐	03 - Patrick D. Campbell	☐	☐	☐
	04 - Carlos M. Cardoso	☐	☐	☐	05 - Robert B. Coutts	☐	☐	☐	06 - Debra A. Crew	☐	☐	☐
	07 - Michael D. Hankin	☐	☐	☐	08 - James M. Loree	☐	☐	☐	09 - Marianne M. Parrs	☐	☐	☐
	10 - Robert L. Ryan	☐	☐	☐
		For	Against	Abstain			1 Year	2 Years	3 Years	Abstain
2.	Approve 2017 Management Incentive Compensation Plan.	☐	☐	☐	4.	Recommend, on an advisory basis, the frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation.	☐	☐	☐	☐
								For	Against	Abstain
3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐	5.	Approve the selection of Ernst & Young LLP as the Company’s independent auditors for the Company’s 2017 fiscal year.		☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /
IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 P C F
02IFQB

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Stanley Black & Decker, Inc.
Proxy for Annual Meeting of Shareholders

April 20, 2017

Solicited on behalf of the Board of Directors

The shareholder(s) of Stanley Black & Decker, Inc. appoint(s) George W. Buckley, James M. Loree and Robert L. Ryan or any of them, proxies, each with full power of substitution, to vote all shares of common stock of Stanley Black & Decker, Inc. held of record in the name(s) of the undersigned at the annual meeting of shareholders to be held at the John F. Lundgren Center for Learning and Development, 1000 Stanley Drive, New Britain, Connecticut 06053 on April 20, 2017 at 9:30 a.m., and any adjournments or postponements thereof, with all powers the shareholder(s) would possess if personally present. The shareholder(s) hereby revoke(s) any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 5, “EVERY 1 YEAR” FOR ITEM 4, AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR REGISTER YOUR VOTE IMMEDIATELY VIA PHONE OR INTERNET.

(Items to be voted appear on reverse side.)

Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 7:00 a.m., Eastern Daylight Time, on April 18, 2017.
Vote by Internet
●	Go to www.envisionreports.com/SWK
●	Or scan the QR code with your smartphone
●	Follow the steps outlined on the secure website
Vote by telephone
●	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
●	Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card
▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Confidentiality: your instructions to the trustee on how to vote the shares allocated to you under the Stanley Black & Decker Retirement Account Plan will be kept confidential.
I hereby instruct Wells Fargo Bank, N.A., as trustee of the Stanley Black & Decker Retirement Account Plan, to vote the shares allocated to my account under that Plan as follows:
Proposals — The Board of Directors recommends you vote FOR all the nominees listed, FOR Proposals 2, 3 and 5, and every 1 YR for Proposal 4.
1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 - Andrea J. Ayers	☐	☐	☐	02 - George W. Buckley	☐	☐	☐	03 - Patrick D. Campbell	☐	☐	☐
	04 - Carlos M. Cardoso	☐	☐	☐	05 - Robert B. Coutts	☐	☐	☐	06 - Debra A. Crew	☐	☐	☐
	07 - Michael D. Hankin	☐	☐	☐	08 - James M. Loree	☐	☐	☐	09 - Marianne M. Parrs	☐	☐	☐
	10 - Robert L. Ryan	☐	☐	☐
		For	Against	Abstain			1 Year	2 Years	3 Years	Abstain
2.	Approve 2017 Management Incentive Compensation Plan.	☐	☐	☐	4.	Recommend, on an advisory basis, the frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation.	☐	☐	☐	☐
		For	Against	Abstain				For	Against	Abstain
3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐	5.	Approve the selection of Ernst & Young LLP as the Company’s independent auditors for the Company’s 2017 fiscal year.		☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /
IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 P C F
02IFTB

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Stanley Black & Decker, Inc.
Proxy for Annual Meeting of Shareholders

April 20, 2017

Solicited on behalf of the Board of Directors

This constitutes your instruction to Wells Fargo Bank, N.A., as Trustee under the Stanley Black & Decker Retirement Account Plan to vote all shares of common stock of Stanley Black & Decker, Inc., held in the plan for which you may give voting instructions at the annual meeting of shareholders to be held at the John F. Lundgren Center for Learning and Development, 1000 Stanley Drive, New Britain, Connecticut 06053 on April 20, 2017 at 9:30 a.m. and any adjournments or postponements thereof, as specified on the reverse side hereof. You hereby revoke any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED BY THE TRUSTEE OF THE STANLEY BLACK & DECKER RETIREMENT ACCOUNT PLAN IN ACCORDANCE WITH CERTAIN PROCEDURES. SEE VOTING INFORMATION — VOTING YOUR SHARES HELD IN THE STANLEY BLACK & DECKER RETIREMENT ACCOUNT PLAN IN THE PROXY STATEMENT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR REGISTER YOUR VOTE IMMEDIATELY VIA PHONE OR INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 20, 2017: THIS PROXY CARD TOGETHER WITH THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE BY CLICKING ON “SEC FILINGS” UNDER THE INVESTOR SECTION OF THE COMPANY’S WEBSITE (www.stanleyblackanddecker.com).

(Items to be voted appear on reverse side.)

Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proposals — The Board of Directors recommends you vote FOR all the nominees listed, FOR Proposals 2, 3 and 5, and every 1 YR for Proposal 4.
1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 - Andrea J. Ayers	☐	☐	☐	02 - George W. Buckley	☐	☐	☐	03 - Patrick D. Campbell	☐	☐	☐
	04 - Carlos M. Cardoso	☐	☐	☐	05 - Robert B. Coutts	☐	☐	☐	06 - Debra A. Crew	☐	☐	☐
	07 - Michael D. Hankin	☐	☐	☐	08 - James M. Loree	☐	☐	☐	09 - Marianne M. Parrs	☐	☐	☐
	10 - Robert L. Ryan	☐	☐	☐
		For	Against	Abstain			1 Year	2 Years	3 Years	Abstain
2.	Approve 2017 Management Incentive Compensation Plan.	☐	☐	☐	4.	Recommend, on an advisory basis, the frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation.	☐	☐	☐	☐
								For	Against	Abstain
3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐	5.	Approve the selection of Ernst & Young LLP as the Company’s independent auditors for the Company’s 2017 fiscal year.		☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

1 U P X
02IFRB

▼PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Stanley Black & Decker, Inc.
Proxy for Annual Meeting of Shareholders

April 20, 2017

Solicited on behalf of the Board of Directors

The shareholder(s) of Stanley Black & Decker, Inc. appoint(s) George W. Buckley, James M. Loree and Robert L. Ryan or any of them, proxies, each with full power of substitution, to vote all shares of common stock of Stanley Black & Decker, Inc. held of record in the name(s) of the undersigned at the annual meeting of shareholders to be held at the John F. Lundgren Center for Learning and Development, 1000 Stanley Drive, New Britain, Connecticut 06053 on April 20, 2017 at 9:30 a.m., and any adjournments or postponements thereof, with all powers the shareholder(s) would possess if personally present. The shareholder(s) hereby revoke(s) any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 5, “EVERY 1 YEAR” FOR ITEM 4, AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)